CONSOLIDATED, AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
          -------------------------------------------------------------


                            DATED as of July 25, 2000


                                      among

                         FAIRFIELD COMMUNITIES, INC. and
                     FAIRFIELD ACCEPTANCE CORPORATION-NEVADA
                                (the "Borrowers")


                                       and

                     FLEET NATIONAL BANK and the other Banks


                                       and

                  FLEET NATIONAL BANK, as Administrative Agent
                     BANK ONE, N.A., as Documentation Agent


                                       and

     FLEETBOSTON ROBERTSON STEPHENS INC., as Lead Arranger and Book Manager

                                TABLE OF CONTENTS

@@
1.   DEFINITIONS AND RULES OF INTERPRETATION.................................2
     ---------------------------------------
         1.1.   Definitions..................................................2
                -----------
         1.2.   Rules of Interpretation......................................33
                -----------------------
2.   THE REVOLVING CREDIT FACILITY...........................................34
     -----------------------------
         2.1.   The Revolving Credit Loans...................................34
                --------------------------
         2.2.   Reduction of Total Commitment................................35
                -----------------------------
         2.3.   The Revolving Credit Notes...................................35
                --------------------------
         2.4.   Interest on Revolving Credit Loans...........................36
                ----------------------------------
         2.5.   Requests for Revolving Credit Loans..........................36
                -----------------------------------
                  2.5.1.   General...........................................36
                           -------
                  2.5.2.   Swing Line........................................37
                           ----------
         2.6.   Conversion Options...........................................37
                ------------------
                  2.6.1.   Conversion to Different Type of Revolving
                           -----------------------------------------
                  Credit Loan................................................37
                  -----------
                  2.6.2.   Continuation of Type of Revolving Credit Loan.....38
                           ---------------------------------------------
                  2.6.3.   Eurodollar Rate Loans.............................39
                           ---------------------
         2.7.   Funds for Revolving Credit Loan..............................39
                -------------------------------
                  2.7.1.   Funding Procedures................................39
                           ------------------
                  2.7.2.   Advances by Administrative Agent..................39
                           --------------------------------
         2.8.   Change in Borrowing Base.....................................40
                ------------------------
         2.9.   Settlements..................................................40
                -----------
                  2.9.1.   General...........................................40
                           -------
                  2.9.2.   Failure to Make Funds Available...................41
                           -------------------------------
                  2.9.3.   No Effect on Other Banks..........................42
                           ------------------------
         2.10.   Repayments of Revolving Credit Loans Prior to Event of
                 ------------------------------------------------------
         Default.............................................................42
         -------
                  2.10.1.   Credit for Funds Received in Concentration
                            ------------------------------------------
         Account.............................................................42
         -------
                  2.10.2.   Application of Payments Prior to Event of
                            ------------------------------------------
         Default.............................................................43
         -------
         2.11.   Repayments of Revolving Credit Loans After Event of
                 ---------------------------------------------------
         Default.............................................................45
         -------
3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.................................45
     ---------------------------------------
         3.1.   Maturity.....................................................45
                --------
         3.2.   Mandatory Repayments of Revolving Credit Loans...............45
                ----------------------------------------------
         3.3.   Optional Repayments of Revolving Credit Loans................45
                ---------------------------------------------
4.   LETTERS OF CREDIT.......................................................46
     -----------------
         4.1.   Letter of Credit Commitments.................................46
                ----------------------------
                  4.1.1.   Commitment to Issue Letters of Credit.............46
                           -------------------------------------

                  4.1.2.   Letter of Credit Applications.....................46
                           -----------------------------
                  4.1.3.   Terms of Letters of Credit........................47
                           --------------------------
                  4.1.4.   Reimbursement Obligations of Banks................47
                           ----------------------------------
                  4.1.5.   Participations of Banks...........................47
                           -----------------------
         4.2.   Reimbursement Obligation of the Borrowers....................47
                -----------------------------------------
         4.3.   Letter of Credit Payments....................................48
                -------------------------
         4.4.   Obligations Absolute.........................................49
                --------------------
         4.5.   Reliance by Issuer...........................................50
                ------------------
         4.6.   Letter of Credit Fee.........................................50
                --------------------
5.   CERTAIN GENERAL PROVISIONS..............................................51
     --------------------------
         5.1.   Fees.........................................................51
                ----
         5.2.   Funds for Payments...........................................51
                ------------------
                  5.2.1.   Payments to Administrative Agent..................51
                           --------------------------------
                  5.2.2.   No Offset, etc....................................52
                           ---------------
         5.3.   Computations.................................................52
                ------------
         5.4.   Inability to Determine Eurodollar Rate.......................53
                --------------------------------------
         5.5.   Illegality...................................................53
                ----------
         5.6.   Additional Costs, etc........................................53
                ---------------------
         5.7.   Capital Adequacy.............................................55
                ----------------
         5.8.   Certificate..................................................56
                -----------
         5.9.   Indemnity....................................................56
                ---------
         5.10.   Interest After Default......................................56
                 ----------------------
                  5.10.1.   Overdue Amounts..................................56
                            ---------------
                  5.10.2.   Amounts Not Overdue..............................57
                            -------------------
         5.11.   Concerning Joint and Several Liability of the Borrowers.....57
                 -------------------------------------------------------
6.   COLLATERAL SECURITY AND GUARANTIES......................................61
     ----------------------------------
         6.1.   Security of Borrowers........................................61
                ---------------------
         6.2.   Guaranties and Security of Guarantors........................61
                -------------------------------------
7.   REPRESENTATIONS AND WARRANTIES..........................................62
     ------------------------------
         7.1.   Corporate and Partnership Authority..........................62
                -----------------------------------
                  7.1.1.   Incorporation; Good Standing.  (a)................62
                           ----------------------------
                  7.1.2.   Authorization.....................................63
                           -------------
                  7.1.3.   Enforceability....................................63
                           --------------
         7.2.   Governmental Approvals.......................................63
                ----------------------
         7.3.   Title to Properties; Leases..................................63
                ---------------------------
         7.4.   Financial Statements.........................................64
                --------------------
                  7.4.1.   Fiscal Year.......................................64
                           -----------
                  7.4.2.   Financial Statements..............................64
                           --------------------
                  (a)........................................................64
         7.5.   No Material Changes, etc.....................................64
                ------------------------
         7.6.   Franchises, Patents, Copyrights, etc.........................65
                ------------------------------------
         7.7.   Litigation...................................................65
                ----------
         7.8.   No Materially Adverse Contracts, etc.........................66
                ------------------------------------

         7.9.   Compliance with Other Instruments, Laws, etc.................66
                --------------------------------------------
         7.10.   Tax Status..................................................66
                 ----------
         7.11.   No Event of Default.........................................66
                 -------------------
         7.12.   Holding Company and Investment Company Acts.................66
                 -------------------------------------------
         7.13.   Absence of Financing Statements, etc........................67
                 ------------------------------------
         7.14.   Perfection of Security Interest.............................67
                 -------------------------------
         7.15.   Certain Transactions........................................67
                 --------------------
         7.16.   Employee Benefit Plans......................................67
                 ----------------------
                  7.16.1.   In General.......................................67
                            ----------
                  7.16.2.   Terminability of Welfare Plans...................68
                            ------------------------------
                  7.16.3.   Guaranteed Pension Plans.........................68
                            ------------------------
                  7.16.4.   Multiemployer Plans..............................69
                            -------------------
         7.17.   Use of Proceeds.............................................69
                 ---------------
                  7.17.1.   General..........................................69
                            -------
                  7.17.2.   Regulations U and X..............................69
                            -------------------
                  7.17.3.   Ineligible Securities............................69
                            ---------------------
         7.18.   Environmental Compliance....................................70
                 ------------------------
         7.19.   Subsidiaries, etc...........................................72
                 -----------------
         7.20.   Bank Accounts...............................................72
                 -------------
         7.21.   Disclosure..................................................72
                 ----------
         7.22.   FairShare Program...........................................72
                 -----------------
8.   AFFIRMATIVE COVENANTS OF THE BORROWERS..................................73
     --------------------------------------
         8.1.   Punctual Payment.............................................73
                ----------------
         8.2.   Maintenance of Office........................................73
                ---------------------
         8.3.   Records and Accounts.........................................73
                --------------------
         8.4.   Financial Statements, Certificates and Information...........74
                --------------------------------------------------
         8.5.   Notices......................................................76
                -------
                  8.5.1.   Defaults..........................................76
                           --------
                  8.5.2.   Environmental Events..............................77
                           --------------------
                  8.5.3.   Notification of Claim against Collateral..........77
                           ----------------------------------------
                  8.5.4.   Notice of Litigation and Judgments................77
                           ----------------------------------
         8.6.   Corporate Existence; Maintenance of Properties...............78
                ----------------------------------------------
         8.7.   Insurance....................................................78
                ---------
         8.8.   Taxes........................................................80
                -----
         8.9.   Inspection of Properties and Books, etc......................81
                ---------------------------------------
                  8.9.1.   General...........................................81
                           -------
                  8.9.2.   Collateral Reports................................81
                           ------------------
                  8.9.3.   Commercial Finance Examinations...................81
                           -------------------------------
                  8.9.4.   Communications with Accountants...................82
                           -------------------------------
         8.10.   Compliance with Laws, Contracts, Licenses, and
                 ----------------------------------------------
         Permits.............................................................82
         -------
         8.11.   Employee Benefit Plans......................................82
                 ----------------------
         8.12.   Use of Proceeds.............................................83
                 ---------------

         8.13.   Bank Accounts...............................................83
                 -------------
                  8.13.1.   General..........................................83
                            -------
                  8.13.2.   Acknowledgment of Application....................83
                            -----------------------------
         8.14.   Maintenance and Collection of Base Contracts;
                 ---------------------------------------------
         Custodian...........................................................84
         ---------
         8.15.   FAC's Transactions With FCI.................................84
                 ---------------------------
         8.16.   Servicing of Base Contracts.................................85
                 ---------------------------
         8.17.   Legal Opinions..............................................86
                 --------------
         8.18.   Further Assurances..........................................87
                 ------------------
         8.19.   Computer Equipment..........................................87
                 ------------------
9.   CERTAIN NEGATIVE COVENANTS OF THE BORROWERS.............................87
     -------------------------------------------
         9.1.   Restrictions on Indebtedness.................................87
                ----------------------------
         9.2.   Restrictions on Liens........................................89
                ---------------------
         9.3.   Restrictions on Investments..................................91
                ---------------------------
         9.4.   Distributions................................................93
                -------------
         9.5.   Merger, Consolidation and Disposition of Assets..............93
                -----------------------------------------------
                  9.5.1.   Mergers and Acquisitions..........................93
                           ------------------------
                  9.5.2.   Disposition of Assets.............................94
                           ---------------------
                  9.5.3.   Disposition of Stock..............................95
                           --------------------
                  9.5.4.   FCI Treasury Stock................................95
                           ------------------
         9.6.   Sale and Leaseback...........................................95
                ------------------
         9.7.   Compliance with Environmental Laws...........................95
                ----------------------------------
         9.8.   Subordinated Debt............................................96
                -----------------
         9.9.   Employee Benefit Plans.......................................96
                ----------------------
         9.10.   Business Activities.........................................96
                 -------------------
         9.11.   Fiscal Year.................................................97
                 -----------
         9.12.   Transactions with Affiliates................................97
                 ----------------------------
         9.13.   Bank Accounts...............................................97
                 -------------
         9.14.   No Termination or Amendments................................97
                 ----------------------------
         9.15.   Negative Pledges............................................98
                 ----------------
10.   FINANCIAL COVENANTS OF THE BORROWERS...................................98
      ------------------------------------
         10.1.   Debt Service Coverage Ratio.................................98
                 ---------------------------
         10.2.   Liabilities to Worth Ratio..................................98
                 --------------------------
         10.3.   Consolidated Tangible Net Worth.............................98
                 -------------------------------
         10.4.   Consolidated Operating Margin Covenant......................99
                 --------------------------------------
         10.5.   Minimum Inventory Covenant..................................99
                 --------------------------
11.   CLOSING CONDITIONS.....................................................99
      ------------------
         11.1.   Loan Documents..............................................99
                 --------------
         11.2.   Certified Copies of Charter Documents.......................99
                 -------------------------------------
         11.3.   Corporate, Action...........................................99
                 -----------------
         11.4.   Incumbency Certificate......................................100
                 ----------------------
         11.5.   Validity of Liens...........................................100
                 -----------------
         11.6.   Perfection Certificates and UCC Search Results..............100
                 ----------------------------------------------

         11.7.   Certificates of Insurance...................................100
                 -------------------------
         11.8.   Agency Account Agreements...................................100
                 -------------------------
         11.9.   Borrowing Base Report.......................................101
                 ---------------------
         11.10.   Base Contracts Aging Report................................101
                  ---------------------------
         11.11.   Opinion of Counsel.........................................101
                  ------------------
         11.12.   Payment of Fees............................................101
                  ---------------
         11.13.   Other Documents............................................101
                  ---------------
         11.14.   Repayment of Existing Credit Agreements....................101
                  ---------------------------------------
12.   CONDITIONS TO ALL BORROWINGS...........................................102
      ----------------------------
         12.1.   Representations True; No Event of Default...................102
                 -----------------------------------------
         12.2.   No Legal Impediment.........................................102
                 -------------------
         12.3.   Governmental Regulation.....................................102
                 -----------------------
         12.4.   Proceedings and Documents...................................102
                 -------------------------
         12.5.   Borrowing Base Report.......................................103
                 ---------------------
13.   EVENTS OF DEFAULT; ACCELERATION; ETC...................................103
      ------------------------------------
         13.1.   Events of Default and Acceleration..........................103
                 ----------------------------------
         13.2.   Termination of Commitments..................................107
                 --------------------------
         13.3.   Remedies....................................................108
                 --------
         13.4.   Distribution of Collateral Proceeds.........................108
                 -----------------------------------
14.   SETOFF.................................................................109
      ------
15.   THE ADMINISTRATIVE AGENT...............................................110
      ------------------------
         15.1.   Authorization...............................................110
                 -------------
         15.2.   Employees and Agents........................................111
                 --------------------
         15.3.   No Liability................................................111
                 ------------
         15.4.   No Representations..........................................111
                 ------------------
                  15.4.1.   General..........................................111
                            -------
                  15.4.2.   Closing Documentation, etc.......................112
                            --------------------------
         15.5.   Payments....................................................112
                 --------
                  15.5.1.   Payments to Administrative Agent.................112
                            --------------------------------
                  15.5.2.   Distribution by Administrative Agent.............113
                            ------------------------------------
                  15.5.3.   Delinquent Banks.................................113
                            ----------------
         15.6.   Holders of Notes............................................114
                 ----------------
         15.7.   Indemnity...................................................114
                 ---------
         15.8.   Administrative Agent as Bank................................114
                 ----------------------------
         15.9.   Resignation.................................................114
                 -----------
         15.10.   Notification of Defaults and Events of Default.............115
                  ----------------------------------------------
         15.11.   Authorization of Collateral Agency Agreement...............115
                  --------------------------------------------
         15.12.   Duties in the Case of Enforcement..........................115
                  ---------------------------------
16.   EXPENSES AND INDEMNIFICATION...........................................116
      ----------------------------
         16.1.   Expenses....................................................116
                 --------
         16.2.   Indemnification.............................................117
                 ---------------
         16.3.   Survival....................................................118
                 --------

17.   TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION..........................118
      ---------------------------------------------
         17.1.   Sharing of Information with Section 20 Subsidiary...........118
                 -------------------------------------------------
         17.2.   Confidentiality.............................................118
                 ---------------
         17.3.   Prior Notification..........................................119
                 ------------------
         17.4.   Other.......................................................119
                 -----
18.   SURVIVAL OF COVENANTS, ETC.............................................119
      --------------------------
19.   ASSIGNMENT AND PARTICIPATION; ACCESSION................................120
      ---------------------------------------
         19.1.   Conditions to Assignment and Accession by Banks.............120
                 -----------------------------------------------
         19.2.   Certain Representations and Warranties; Limitations;
                 ----------------------------------------------------
         Covenants...........................................................121
         ---------
         19.3.   Register....................................................123
                 --------
         19.4.   New Notes...................................................123
                 ---------
         19.5.   Participations..............................................124
                 --------------
         19.6.   Disclosure..................................................124
                 ----------
         19.7.   Assignee or Participant Affiliated with the Borrowers.......124
                 -----------------------------------------------------
         19.8.   Miscellaneous Assignment Provisions.........................125
                 -----------------------------------
         19.9.   Assignment by Borrowers.....................................125
                 -----------------------
20.   NOTICES, ETC...........................................................125
      ------------
21.   GOVERNING LAW..........................................................126
      -------------
22.   HEADINGS...............................................................127
      --------
23.   COUNTERPARTS...........................................................127
      ------------
24.   ENTIRE AGREEMENT, ETC..................................................127
      ---------------------
25.   WAIVER OF JURY TRIAL...................................................127
      --------------------
26.   CONSENTS, AMENDMENTS, WAIVERS, ETC.....................................128
      ----------------------------------
27.   SEVERABILITY...........................................................129
      ------------
28.   RELEASE OF SECURITY....................................................129
      -------------------
29.  SUPERIOR RIGHTS OF BASE CONTRACT PURCHASER..............................130
     -------- ------ -- ---- -------- ---------
30.  TRANSITIONAL ARRANGEMENTS...............................................130
     -------------------------
         30.1.   Existing Credit Agreements Superseded.......................130
                 --------------------------------------
         30.2.   Return and Cancellation of Notes............................130
                 --------------------------------
         30.3.   Interest and Fees Under Superseded Agreement................131
                 --------------------------------------------
@@

          CONSOLIDATED, AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
          -------------------------------------------------------------

         This CONSOLIDATED, AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of July 25, 2000, by and among (a) FAIRFIELD COMMUNITIES, INC., a
Delaware corporation ("FCI" or a "Borrower"), having its principal place of business at 8669 Commodity Circle, Suite 300, Orlando, Florida 32819, and FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, a Delaware corporation and a wholly-owned subsidiary of FCI ("FAC" or a "Borrower" and together with FCI, collectively the "Borrowers"), having its principal place of business at 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117, (b) FLEET NATIONAL BANK, a national banking association (f/k/a BankBoston, N.A., "Fleet"), BANK ONE, N.A., a national banking association ("Bank One"), and the other lending institutions listed on Schedule 1, and (c) Fleet as administrative agent for
                         ----------
itself and such other lending institutions (the "Administrative Agent"), Bank One as documentation agent (the "Documentation Agent") and FleetBoston Robertson Stephens Inc. as lead arranger and book manager (the "Arranger").

         WHEREAS, Fleet, the Administrative Agent and FCI entered into an Amended and Restated Revolving Credit Agreement dated as of January 15, 1998, as amended by (i) First Amendment to Amended and Restated Revolving Credit Agreement dated as of July 13, 1998, (ii) Second Amendment to Amended and Restated Revolving Credit Agreement dated as of October 20, 1998, (iii) Third Amendment to Amended and Restated Revolving Credit Agreement dated as of June 30, 1999, (iv) Fourth Amendment to Amended and Restated Revolving Credit Agreement dated as of August 10, 1999, and (v) Fifth Amendment to Amended and Restated Revolving Credit Agreement dated as of October 4, 1999 (as so amended, the "Existing FCI Credit Agreement");

         WHEREAS, Fleet and certain of the other Banks, the Administrative Agent and FAC entered into an Amended and Restated Revolving Credit Agreement dated as of January 15, 1998, as amended by (i) First Amendment to Amended and Restated Revolving Credit Agreement dated as of July 13, 1998, (ii) Second Amendment to Amended and Restated Revolving Credit Agreement dated as of October 20, 1998,
(iii) Third Amendment to Amended and Restated Revolving Credit Agreement and First Amendment to Amended and Restated Unconditional Payment and Performance Guaranty dated as of February 8, 1999, and (iv) Fourth Amendment to Amended and Restated Revolving

Credit Agreement dated as of October 4, 1999 (as so amended, the "Existing FAC Credit Agreement", and together with the Existing FCI Credit Agreement, collectively, the "Existing Credit Agreements");

         WHEREAS, the Banks and the Administrative Agent have agreed with the Borrowers, subject to the conditions contained herein, to consolidate, amend and restate the Existing Credit Agreements;

         NOW, THEREFORE, the Borrowers, the Banks and the Administrative Agent agree that the Existing Credit Agreements are consolidated, amended and restated in their entirety as follows:

                   1. DEFINITIONS AND RULES OF INTERPRETATION.
                      ---------------------------------------

     1.1. DEFINITIONS.  The following terms shall have the meanings set forth in
          -----------
this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Acceding Bank. See ss.19.1(b).
     -------------

     Administrative  Agent. Fleet acting as administrative  agent for the Banks.
     ---------------------

     Administrative  Agent's  Loan Office.  The  Administrative  Agent's  office
     ------------------------------------
located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

     Administrative  Agent's  Special  Counsel.  Bingham  Dana LLP or such other
     -----------------------------------------
counsel as may be approved by the Administrative Agent.

     Administrative Fee.  See ss.5.1.
     ------------------

     Affiliate.  Any Person that would be  considered  to be an affiliate of any
     ---------
other Person under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Person were issuing securities.

     Agency Account Agreement. See ss.8.13.1.
     ------------------------

     Applicable  Eurodollar  Margin. Two and one-half percent (2.50%) per annum;
     ------------------------------
provided  that  so  long  as  the  Corporate   Credit  Rating  on  the  date  of
--------
determination  is  greater  than or equal to BB by  Standard & Poor's or greater
                                                                      --
than or equal to Ba2 by Moody's, the Applicable Eurodollar Margin shall be two and one-quarter percent (2.25%) per annum.

     Approved Projects. (i) All portions of those vacation ownership resorts and
     -----------------
developments  identified  on Schedule 1-A hereto,  and (ii)  vacation  ownership
                             -------- ---
resorts and developments acquired, developed, owned and operated by FCI or any of its Subsidiaries after the date of this Credit Agreement which are (a) located in any of the Existing Resort Cities, (b) approved by the Administrative Agent or (c) Startup Projects, provided, however, that a Startup Project shall cease to be an Approved Project at such time as FCI and/or its Subsidiaries have made expenditures (including expenditures for Completion Costs) for or with respect to such Startup Project in excess of $15,000,000.

     Arranger.  FleetBoston  Robertson Stephens Inc. acting as lead arranger and
     --------
book manager for the Banks.

     Assessments.  Any  assessments,  including  but not limited to, real estate
     -----------
taxes, recreation fees, community club or property owners association dues, water and sewer improvement district assessments or other similar assessments, made with respect to a VOI or Lot, the nonpayment of which would result in the imposition of a Lien or other encumbrance upon the VOI or Lot.

     Assignment and Acceptance.  See ss.19.1.
     -------------------------

     Average Inventory.  For any period, the sum of (a) Inventory as of the last
     -----------------
day of such  period  plus (b)  Inventory  as of the last day of the  immediately
                     ----
preceding period, divided by two.

     Balance Sheet Date.  December 31, 1999.
     ------------------

     Banks. Fleet and the other lending institutions listed on Schedule 1 hereto
     -----                                                     ----------
and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to ss.19 or which becomes an Acceding Bank pursuant to ss.19 hereof.

     Base Contract Default. With respect to any Base Contract,  when the obligor
     ---------------------
thereunder is at the relevant time of determination ninety (90) or more days delinquent in the payment of any installment or other periodic payment of principal, interest or amounts due thereunder.

     Base Contracts.  Lot Contracts and Timeshare Contracts.
     --------------

     Base Rate.  The  higher of (a) the  variable  annual  rate of  interest  so
     ---------
designated from time to time by Fleet as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer or (b) the annual rate of interest equal to one-half of one percent (1/2%) plus the overnight federal funds effective rate, as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind on the effective day of such change.

     Base Rate Loans.  Revolving  Credit Loans  bearing  interest  calculated by
     ---------------
reference to the Base Rate.

     Borrower(s). As defined in the preamble hereto.
     -----------

     Borrowing  Base.  At the  relevant  time of  reference  thereto,  an amount
     ---------------
determined by the Administrative Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Administrative Agent pursuant to ss.8.4(f) which is equal to the sum of:

     (a) 75% of the aggregate Principal Balances of all Eligible Base Contracts; plus
----

     (b) 80% of the aggregate Principal Balances of all Eligible Prime Base Contracts; plus
           ----

     (c) 65% of the aggregate Principal Balance of all Eligible Green Base Contracts; provided, that in no event shall the weighted average rate of interest accruing on the aggregate Principal Balances of all Eligible Base Contracts, Eligible Prime Base Contracts and Eligible Green Base Contracts included in the Borrowing Base under clauses (a), (b) and (c) be less than twelve percent (12%) per annum, and if such weighted average rate of interest is less than twelve percent (12%) at any time of determination, Eligible Base Contracts, Eligible Prime Base Contracts and Eligible Green Base Contracts having an interest rate of less than twelve percent (12%) shall be excluded from the Borrowing Base in an amount sufficient to cause such weighted average rate of interest to equal or exceed twelve percent (12%), and further provided, that
                                                         ------- --------
in no event shall the portion of the  Borrowing  Base under clauses (a), (b) and
(c) attributable to Base Contracts for Vacation Club Memberships exceed $10,000,000; minus
             -----

     (d) the amount by which (i) the sum of (x) the aggregate Principal Balances of all Eligible Base Contracts that are Lot Contracts, and (y) the aggregate Principal Balances of all Eligible Prime Base Contracts that are Lot Contracts exceeds (ii) 10% of the sum of (a), (b) and (c) above.

     Borrowing  Base Report.  A Borrowing  Base Report signed by the senior vice
     ----------------------
president, treasurer or chief financial officer of the Borrowers and in substantially the form of Exhibit A hereto.
                          ---------

     Business   Day.  Any  day  on  which   banking   institutions   in  Boston,
     --------------
Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capital  Assets.  Fixed  assets,  both tangible  (such as land,  buildings,
     ---------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not
                                          --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital  Expenditures.   Amounts  paid  or  Indebtedness  incurred  by  the
     ---------------------
Borrowers or any of their Subsidiaries in connection with (i) the purchase or lease by any Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles, excluding any such
                                                              ---------
amounts related directly to the development and construction of shelter held for sale or lots (including without limitation acquisition of land for future development)  but  including  any  amounts  related  to the  development  of any
                   ---------
amenities at any resort development, or (ii) the lease of any assets by any Borrower or any of its Subsidiaries as lessee under any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness" to the extent that such assets would have been Capital Assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease.

     Capitalized  Leases.  Leases  under  which  any  Borrower  or  any  of  its
     -------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CERCLA.  See ss.7.18(a).
     ------

     Closing  Date.  The first date on which the  conditions  set forth in ss.11
     -------------
have been satisfied and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

     Closing Fee.  See ss.5.1.
     -----------

     Code. The Internal Revenue Code of 1986.
     ----

     Collateral.  All of the property, rights and interests of the Borrowers and
     ----------
the Guarantors that are or are intended to be subject to the security interests and liens created by the Security Documents.

     Collateral Agency Agreement.  The Collateral Agency Agreement,  dated as of
     ---------------------------
January 15, 1998, as amended by a First Amendment to Collateral Agency Agreement dated as of July 31, 1998, and a Second Amendment to Collateral Agency Agreement dated as of July 25, 2000, by and among (i) the Collateral Agent; (ii) the Administrative Agent; (iii) the Banks; (iv) Eagle Funding Capital Corporation, Falcon Asset Securitization Corporation, and the other lenders under the FRC Credit Agreement; (v) FleetBoston Robertson Stephens Inc., as deal agent under the FRC Credit Agreement; (vi) First Security Bank, National Association; and
(vii) the Borrowers, FMB, FRC and the VB Originating Subsidiaries.

     Collateral Agent.  Fleet, acting as collateral agent for the Administrative
     ----------------
Agent and the Banks under the Collateral Agency Agreement.

     Commitment.  With respect to each Bank,  the amount set forth on Schedule 1
     ----------                                                       -------- -
hereto as the amount of such Bank's commitment to make Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of the Borrowers, as the same may be modified pursuant to ss.19.1(b) or as reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's  percentage of the aggregate  Commitments of
   ----------
all of the Banks.

     Completion  Costs.  Pro forma  costs to  complete  the  first  phase of any
     -----------------
Startup Project, including, but not limited to, anticipated expenditures for land, all Soft Costs, and the amount of any form of future obligation or guaranty to inject cash required in order to construct the first phase of such Startup Project, regardless of which phase such obligation or guaranty shall actually benefit.

     Consolidated  or  consolidated.  With reference to any term defined herein,
     ------------------------------
shall mean that term as applied to the accounts of FCI and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated  Net  Income (or  Deficit).  The  consolidated  net income (or
     ---------------------------------------
deficit) of FCI and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles.

     Consolidated Net Operating Income (or Deficit). Consolidated Net Income (or
     ----------------------------------------------
Deficit), after eliminating therefrom all extraordinary nonrecurring items of income or loss.

     Consolidated  Operating Cash Flow.  For any period,  an amount equal to (i)
     ---------------------------------
the sum of (A) Earnings  Before  Interest  and Taxes for such  period,  plus (B)
                                                                        ----
depreciation,  amortization and all other noncash charges for such period,  less
                                                                            ----
(ii) the sum of (A) cash  payments for all taxes paid during such  period,  plus
(B) Capital Expenditures made during such period.

     Consolidated  Tangible Net Worth.  The excess of Consolidated  Total Assets
     --------------------------------
over Consolidated Total Liabilities, and less the sum of:

          (a) the total book value of all assets of FCI and its Subsidiaries (other than Nonconsolidated Subsidiaries) properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

          (b) all amounts representing any write-up in the book value of any assets of FCI or its Subsidiaries (other than Nonconsolidated Subsidiaries) resulting from a revaluation thereof subsequent to the Interim Balance Sheet Date; plus

          (c)  to  the  extent  otherwise   includable  in  the  computation  of
     Consolidated Tangible Net Worth, any subscriptions receivable.

     Consolidated Total Assets. The sum of (i) all assets ("consolidated balance
     -------------------------
sheet assets") of FCI and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, plus (ii) without
                                                               ----
duplication, all assets leased by FCI or any Subsidiary as lessee under any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness" to the extent that such assets would have been consolidated balance sheet assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease, plus (iii) without duplication, all sold receivables referred to in clause (vii) of the definition of the term "Indebtedness" to the extent that such receivables would have been consolidated balance sheet assets had they not been sold.

     Consolidated  Total Interest Expense.  For any period, the aggregate amount
     ------------------------------------
of interest required to be paid or accrued by FCI and its Subsidiaries (other than Nonconsolidated Subsidiaries) during such period on all Indebtedness of FCI and its Subsidiaries (other than Nonconsolidated Subsidiaries) outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, or any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness," and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     Consolidated Total Liabilities. All liabilities of FCI and its Subsidiaries
     ------------------------------
determined on a consolidated basis in accordance with generally accepted accounting principles and classified as such on the consolidated balance sheet of FCI and its Subsidiaries and all other Indebtedness of FCI and its Subsidiaries (other than Nonconsolidated Subsidiaries), whether or not so classified.

     Consolidated Total Revenue. For any period, the consolidated revenue of FCI
     --------------------------
and its Subsidiaries determined in accordance with generally accepted accounting principles.

     Consolidated VOI Revenue.  For any period, the consolidated  revenue of FCI
     ------------------------
and its Subsidiaries derived from their VOI sales as reported in FCI's consolidated statement of earnings included in its quarterly reports on Forms 10-Q and annual reports on Forms 10-K as filed with the Securities and Exchange Commission.

     Contract  Settlement  Date. The 1st and 15th day of each calendar month and
     --------------------------
the last day of each calendar month, or any date on which any Borrower sells Base Contracts pursuant to ss.9.5.2(ii) hereof.

     Conversion  Request.  A notice given by the Borrowers to the Administrative
     -------------------
Agent of the Borrowers' election to convert or continue a Loan in accordance with ss.2.6.

     Corporate  Credit  Rating.  The  senior  implied  rating  for FCI issued by
     -------------------------
Moody's and the corporate credit rating for FCI issued by Standard & Poor's.

     Credit Agreement. This Consolidated,  Amended and Restated Revolving Credit
     ----------------
Agreement, including the Schedules and Exhibits hereto.

     Custodial  Agreements.   Collectively,  the  Second  Amended  and  Restated
     ---------------------
Custodial Agreement, dated as of July 25, 2000, among the Borrowers and certain of their Subsidiaries, the Collateral Agent, the Administrative Agent, EagleFunding Capital Corporation, Falcon Asset Securitization Corporation, First Security Bank, National Association, and First Security Trust Company of Nevada, as "Custodian", and others, and the Second Amended and Restated Bailment Agreement, dated as of July 25, 2000, among FCI, FAC and First Security Trust Company of Nevada.

     Custodian.  The Custodian under the Custodial Agreements.
     ---------

     Default.  Any  of the  events  specified in ss.13.1,  whether  or  not  any
     -------
requirement for the giving of notice or the lapse of time, or both, has been satisfied.

     Delinquent Bank.  See ss.15.5.3.
     ---------------

     Determination Date.  The last date of each calendar month.
     ------------------

     Distribution.  The  declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock of any Person, other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock of any Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by any Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of a Person.

     Documentation Agent.  Bank One acting as documentation agent for the Banks.
     -------------------

     Dollars or $. Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially,  the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto;  thereafter,  such other office of such Bank, if any,
        ----------
located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date. The date on which any Revolving Credit Loan is made or is to
     -------------
be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.6.

     Earnings Before Interest and Taxes.  The  Consolidated Net Operating Income
     ----------------------------------
(or Deficit) of FCI and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of income (or loss).

     Eligible  Assignee.  Any  of  (i) a  commercial  bank  or  finance  company
     ------------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such
                                                              --------
bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; (v) any Bank and any Affiliate of any Bank; and (vi) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution approved by the Administrative Agent, such approval not to be unreasonably withheld; provided that
                                                                  --------  ----
notwithstanding anything in the foregoing to the contrary, First Massachusetts Bank, N.A., shall be an Eligible Assignee for all purposes hereunder.

     Eligible Base  Contract.  Any Base Contract as to which any Borrower or any
     -------- ----  --------
Guarantor is the obligee thereunder and which satisfies each of the following requirements:

          (a) Which is subject to a valid and perfected Lien in favor of the Collateral Agent for the benefit of the Banks;

          (b) (i) Which is a legal, valid and binding obligation that has not been cancelled or terminated (regardless of whether the obligor thereunder is legally entitled to do so) or been declared ineligible by such

     Borrower or such Guarantor and (ii) as to which all periods of time during which the obligor thereunder may rescind, cancel or terminate such Base Contract have expired without the obligor having exercised any such right;

          (c) Which is not in Base Contract Default;

          (d) Which has an Equity Percentage of 10% or more;

          (e) Which arises from transactions in a jurisdiction where FCI or any Subsidiary of FCI which originates Base Contracts maintains its right to do business, unless the Borrowers have demonstrated to the satisfaction of the Majority Lenders in their sole discretion that the legality, validity, binding effect and enforceability of such Base Contract has not been impaired by any failure to maintain the right to do business in such jurisdiction;

          (f) Which is substantially in the form of Exhibit D attached hereto or
                                                    ------- -
     in a form containing material variations from the attached form which has been approved in writing by the Administrative Agent;

          (g) With respect to a Timeshare Contract as to which the underlying unit is (i) complete and ready for occupancy, and (ii) free of all liens and encumbrances except Permitted Liens (except with respect to the underlying units in the vacation ownership resort known as Vacation Break at Star Island located at Kissimmee, Florida, which may not be free of all liens and encumbrances);

          (h) That requires the obligor thereunder to pay the unpaid principal balance over an original term of not greater than one hundred twenty (120) months;

          (i) Which is  related to an  Approved  Project,  provided  that a Base
                                                           --------
     Contract which has previously been an Eligible Base Contract and is related to a vacation ownership resort or development which subsequently loses its status as an Approved Project shall remain an Eligible Base Contract (as long as such Base Contract would otherwise qualify as an Eligible Base Contract);

          (j) As to which any installment payable thereunder has not been deferred subsequent to January 31, 1998 other than pursuant to a Permitted Deferral;

          (k) As to which such Borrower or such Guarantor has a valid ownership interest in an underlying VOI or Lot subject only to Permitted Liens, except as otherwise provided in clause (1) below;

          (l) Where (i) if the related VOI or Lot has been deeded to the obligor of the related Base Contract, on the date on which such Base Contract was granted as security to the Collateral Agent for the benefit of the Administrative Agent and the Banks (except as otherwise provided in clause
     (C) below): (A) such Borrower or such Guarantor has a valid and enforceable first lien mortgage, deed of trust, vendor's lien or retention of title of record on such VOI or Lot, (B) such mortgage, deed of trust, vendor's lien or retention of title shall be assigned to the Collateral Agent for the benefit of the Administrative Agent and the Banks, (C) the original of such recorded or unrecorded mortgage, deed of trust, vendor's lien or retention of title (or a copy of such recorded mortgage, deed of trust, vendor's lien or retention of title if the original recorded copy is not available) shall be delivered to the custody of the Custodian as soon as possible, but in any event within one hundred and eighty (180) days after the deeding of such VOI or Lot, and (D) if any mortgage, deed of trust, vendor's lien or retention of title relating to such Base Contract is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated in accordance with applicable law and currently so serves, (ii) if the related VOI or Lot has not been deeded to the obligor of the related Base Contract, is not located in Florida and is not related, and has not been related within the past one hundred and eighty (180) days, to an Eligible Green Base Contract, on the date on which such contract was granted as security to the Collateral Agent for the benefit of the Administrative Agent and the Banks, a nominee under the Title Clearing Agreements has legal title to such VOI or Lot and such Borrower or such Guarantor has an equitable interest in such VOI or Lot underlying the related Base Contract, which equitable interest shall be assigned to the Collateral Agent for the benefit of the Administrative Agent and the Banks,
     (iii) if the related VOI was the subject of an Eligible Green Base Contract, such Borrower or such Guarantor shall have caused the VOI to comply with the requirements of clause (i) or (ii) immediately above, as applicable, as soon as possible, but in any event within one hundred and eighty (180) days after the date upon which such Base Contract ceased to be an Eligible Green Base Contract; and (iv) if such obligor's interest in the VOI is represented by a Vacation Club Membership, the Collateral Agent shall have a perfected security interest in such Borrower's or such Guarantor's rights under the Vacation Club Agreement.

          (m) Which was issued in a transaction which complied, and is in compliance in all material respects, with all requirements of applicable federal, state and local laws, including those relating to usury, truth-in-lending, land sales, vacation time share sales, consumer credit and disclosure laws;

          (n) Where payments to be made thereunder are denominated and payable in United States dollars;

          (o) The underlying ownership interest which is the subject of such Base Contract (A) either (i) consists of a fixed week, or (ii) is an undivided interest in a fee simple (or, in the case of Harbortown Marina Resort Hotel Development in Ventura County, California or the Pagosa Mountain Meadows timeshare regime at the Fairfield Pagosa resort in Archuleta County, Colorado, an undivided leasehold interest) in a lodging unit or group of lodging units at an Approved Project, or (iii) is a lot at an Approved Project, and (B) in the case of a fixed week which has been converted into an undivided interest in a fee simple or a leasehold interest, or which has become subject to the Fair Share Plus Program, which conversion or other modification does not give rise to the extension of the maturity of any payments under such Base Contract;

          (p) Which was originated by FCI or such Guarantor, and has been (or in the case of Base Contracts originated prior to January 31, 1998 by the VB Originating Subsidiaries, from and after January 31, 1998 will be) consistently serviced by FAC or FCI in the ordinary course of its respective business;

          (q) Which has not been specifically reserved against by such Borrower or such Guarantor, and has not been classified by such Borrower or such Guarantor as uncollectable or charged off;

          (r) As to which the payment obligation of the obligor thereunder is not subject to any material dispute between such obligor and such Borrower or such Guarantor;

          (s) Where the obligor thereunder is a United States citizen or has a United States mailing address, or with respect to Base Contracts constituting not more than 10% of the aggregate Principal Balances of all Eligible Base Contracts as of the relevant date of determination, where the obligor thereunder is not a United States citizen or does not have a United States mailing address;

          (t) Where the obligor thereunder is not an Affiliate of FCI or any of its Subsidiaries;

          (u) That is fully amortizing pursuant to a required set of regular monthly payments of principal and interest;

          (v) That is not an obligation of an obligor that is bankrupt or otherwise involved, whether voluntary or involuntary, in any case or proceeding under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and

          (w) Which is not an Eligible Prime Base Contract.

     Eligible  Green Base  Contract.  Any Timeshare  Contract  which would be an
     ------------------------------
Eligible Base Contract  hereunder but for the qualification  contained in clause
(g)(i) of the definition of "Eligible Base Contract" and with respect to which the underlying unit is anticipated to be completed and ready for occupancy within one (1) year following the origination of such Timeshare Contract and any Timeshare Contract originated at the Fairfield Destin Majestic Sun Project or the Fairfield Daytona Beach Project which would be an Eligible Base Contract hereunder but for the qualifications contained in clauses (g) and (k) of the definition of "Eligible Base Contract" and with respect to which the underlying unit is anticipated to be completed and ready for occupancy within one (1) year following the origination of such Timeshare Contract but only if and for so long as the Tri-Party Agreement applicable to such Project remains in full force and effect; provided that any such Timeshare Contract shall cease to be an Eligible Green Base Contract one (1) year following the origination of such Timeshare Contract and provided further that an Eligible Green Base Contract need not
              --------  -------
comply with the requirements contained in clause (b)(ii) of the definition of "Eligible Base Contract".

     Eligible Prime Base  Contract.  Any Base Contract which would qualify as an
     -----------------------------
Eligible Base Contract  hereunder but for the qualification  contained in clause
(w) of the definition of "Eligible Base Contract" and which meets the following additional qualifications:

     (a) the obligor thereunder is not in Prime Contract Default;

     (b) either (i) such Base Contract has an Equity Percentage of 15% or more, or (ii) the obligor under such Base Contract (A) has paid a downpayment in an amount equal to at least 10% of the total principal amount due thereunder (including in such total any cash downpayments made under such Base Contract at origination and principal payments made under any Base Contract which has been "traded in" in connection with the origination of the subject Base Contract) and (B) has made a minimum of six (6) consecutive,
                              ---
regular monthly payments of principal and interest.

     Employee  Benefit  Plan.  Any  employee  benefit plan within the meaning of
     -----------------------
ss.3(3) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

     Environmental Laws.  See ss.7.18(a).
     ------------------

     EPA.  See ss.7.18(b).
     ---

     Equity  Percentage.  With  respect  to any  Base  Contract,  at any time of
     ------------------
determination a fraction (stated as a percentage) equal to (i) the excess of (A) the Sales Price thereof, over (B) the outstanding Principal Balance of such Base Contract at such time, divided by (ii) the Sales Price thereof, provided that, for the avoidance of doubt, for purposes of determining the excess amount described in clause (i) immediately above, such excess shall include any downpayments or principal payments made under any other Base Contract which has been "traded in" in connection with the origination of the subject Base Contract.

     ERISA.  The Employee Retirement Income Security Act of 1974.
     -----

     ERISA Affiliate.  Any Person which is treated as a single employer with any
     ---------------
Borrower under ss.414 of the Code.

     ERISA  Reportable  Event.  A reportable  event with respect to a Guaranteed
     ------------------------
Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

     Eurocurrency  Reserve Rate.  For any day with respect to a Eurodollar  Rate
     --------------------------
Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar  Business  Day. Any day on which  commercial  banks are open for
     -------------------------
international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office. Initially, the office of each Bank designated as
     -------------------------
such in Schedule 1 hereto;  thereafter,  such other office of such Bank, if any,
        -------- -
that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar  Rate. For any Interest Period with respect to a Eurodollar Rate
     ----------------
Loan, the rate of interest equal to (i) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Administrative Agent's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of the Administrative Agent to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Eurodollar Rate Loans.  Revolving Credit Loans bearing interest  calculated
     ---------------------
by reference to the Eurodollar Rate.

     Event of Default.  See ss.13.1.
     ----------------

     Existing Credit Agreements.  As defined in the preamble hereto.
     --------------------------

     Existing FAC Credit Agreement.  As defined in the preamble hereto.
     -----------------------------

     Existing FCI Credit Agreement.  As defined in the preamble hereto.
     -----------------------------

     Existing  Resort  Cities.  Any  of  Flagstaff,  Arizona;  Sedona,  Arizona;
     ------------------------
Fairfield Bay, Arkansas; Ventura, California; Daytona Beach, Florida; Destin, Florida; Kissimmee, Florida; Orlando, Florida; Pompano Beach, Florida; Villa Rica, Georgia; Branson, Missouri; Las Vegas, Nevada, Lake Lure, North Carolina; New Bern, North Carolina; Saphire, North Carolina; Edisto Island, South Carolina; Myrtle Beach, South Carolina; Fairfield Glade, Tennessee; Pagosa Springs, Colorado; Sevier County, Tennessee; Nashville, Tennessee; Broward County, Florida; Alexandria,

Virginia; and Williamsburg, Virginia. In addition, any city which is the location of a Startup Project that has generated positive net income for each of four (4) consecutive months shall be deemed an Existing Resort City, and any city which is the location of a Project that is an Approved Project by reason of its having been approved as such by the Administrative Agent and has generated positive net income for each of four (4) consecutive months shall be deemed an Existing Resort City.

     FAC.  As defined in the preamble hereto.
     ---

     Fair Share Plus  Program.  The program  pursuant to which the occupancy and
     ------------------------
use of a VOI is assigned to the trust created by the Amended and Restated Fair Share Vacation Plan Use Management Trust Agreement, effective as of January 1, 1996, among FCI and certain Subsidiaries of FCI and third party developers as may be named by an amendment or addendum thereto, as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement (the "Fair Share Plus Agreement"), in exchange for annual symbolic points which are used to establish the location, timing, length of stay and unit type of a vacation; including, without limitation, systems relating to reservations, accounting and collection, disbursement and enforcement of assessments in respect of contributed units.

     FCC.  Fairfield  Capital   Corporation,   a  Delaware   corporation  and  a
     ---
wholly-owned subsidiary of FAC.

     FCI. As defined in the preamble hereto.
     ---

     FCI Treasury Stock. See ss.9.4.
     ------------------

     Fee  Letter.  The fee letter  dated as of July 25,  2000,  by and among the
     -----------
Borrowers, the Administrative Agent and the Arranger.

     FFC-II.  Fairfield Funding  Corporation,  II, a Delaware  corporation and a
     ------
wholly-owned subsidiary of FAC.

     FFC-II Receivables Purchase Agreement.  The Receivables Purchase Agreement,
     -------------------------------------
dated as of July 31, 1998, among the Borrowers, FMB, the VB Originating Subsidiaries and FFC-II.

     Fleet.  Fleet National Bank (f/k/a  BankBoston,  N.A.), a national  banking
     -----
association, in its individual capacity.

     Fleet Concentration Account. See ss.8.13.1.
     ---------------------------

     FMB.  Fairfield  Myrtle Beach,  Inc., a Delaware  corporation  and a wholly
     ---
owned subsidiary of FCI.

     FRC.  Fairfield  Receivables   Corporation,   a  Delaware  corporation  and
     ---
wholly-owned subsidiary of FAC.

     FRC Credit Agreement.  The Amended and Restated Credit Agreement,  dated as
     --------------------
of July 25, 2000, by and among FRC, EagleFunding Capital Corporation, Falcon Asset Securitization Corporation, Bank One, FAC, FCI, FleetBoston Robertson Stephens Inc., as deal agent, the Collateral Agent and others.

     FRC Receivables  Purchase Agreement.  The Amended and Restated  Receivables
     -----------------------------------
Purchase Agreement, dated as of July 25, 2000, among the Borrowers, FMB, the VB Originating Subsidiaries and FRC.

     generally accepted accounting  principles.  (i) When used in ss.10, whether
     -----------------------------------------
directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (B) to the extent consistent with such principles, the accounting practice of FCI reflected in its financial statements for the year ended on the Balance Sheet Date, and
(ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of FCI adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed  Pension  Plan.  Any  employee  pension  benefit plan within the
     -------------------------
meaning of ss.3(2) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guarantors.  Each of FMB,  Vacation Break, the VB Originating  Subsidiaries
     ----------
and any other Subsidiary of a Borrower which becomes a party to the Guaranty after the Closing Date.

     Guaranty.  The Amended and Restated  Unconditional  Payment and Performance
     --------
Guaranty, dated or to be dated on or prior to the Closing Date, made by the Guarantors in favor of the Banks and the Administrative Agent, pursuant to which each of the Guarantors guarantees to the Banks and the Administrative Agent the payment and performance of the Obligations and otherwise in form and substance satisfactory to the Banks and the Administrative Agent.

     Hazardous Substances. See ss.7.18(b).
     --------------------

     Indebtedness.  As to any Person and  whether  recourse  is secured by or is
     ------------
otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

          (i) every obligation of such Person for money borrowed,

          (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

          (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

          (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

          (v) every obligation of such Person under any Capitalized Lease,

          (vi) every obligation of such Person under any lease (a "synthetic lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

          (vii) all sales by such Person of (A) accounts or general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such

     Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

          (viii) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights,

          (ix) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices,

          (x) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

          (xi) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
     (i) through (x) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrowers or any of their wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (x) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred and
(z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

     Ineligible Securities. Securities which may not be underwritten or dealt in
     ---------------------
by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. ss.24, Seventh), as amended.

     Instrument of Accession. See ss.19.1(b).
     ------------------------

     Interest  Payment Date.  (i) As to any Base Rate Loan,  the last day of the
     ----------------------
calendar month with respect to interest accrued during such calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Base Rate Loan; and (ii) as to any Eurodollar Rate Loan, the last day of each calendar month included in the Interest Period for such Eurodollar Rate Loan including, without limitation, the calendar month which includes the Drawdown Date of such Eurodollar Rate Loan.

     Interest Period. With respect to each Revolving Credit Loan, (i) initially,
     ---------------
the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request or as otherwise required by the terms of this Credit Agreement (A) for any Base Rate Loan, the last day of the calendar month and (B) for any Eurodollar Rate Loan, 1, 2, or 3 months; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar
     Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (c) if the Borrowers shall fail to give notice as provided in ss.2.6, the Borrowers shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (e) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

     Interim Balance Sheet Date. March 31, 2000.
     --------------------------

     Interim Concentration Account. See ss.8.13.1.
     -----------------------------

     Inventory.  The  value of land  (both  undeveloped  and in the  process  of
     ---------
development) and residential housing relating exclusively to the development of VOIs (and specifically excluding developed or undeveloped land attributable to the sale of homes or lots), as reported in FCI's consolidated balance sheet included in its quarterly reports on Forms 10-Q and annual reports on Forms 10-K filed with the Securities and Exchange Commission.

     Investments.   All   expenditures   made  and  all   liabilities   incurred
     -----------
(contingently  or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof. Any purchase of assets acquired primarily for purposes of operating the business of the Borrowers and their Subsidiaries shall not be deemed to be an Investment, nor shall any prepayment of or advance for fees or expenses for services or goods in FCI's normal course of business (including prepayments or advances under marketing agreements).

     Letter of Credit. See ss.4.1.1.
     ----------------

     Letter of Credit Application. See ss.4.1.1.
     ----------------------------

     Letter of Credit Fee. See ss.4.6.
     --------------------

     Letter of Credit Participation. See ss.4.1.4.
     ------------------------------

     Lien. (i) With respect to real property,  a first priority mortgage or deed
     ----
of trust lien, and (ii) with respect to personal property, a fully perfected first priority security interest.

     Loan  Documents.  This Credit  Agreement,  the Notes,  the Letter of Credit
     ---------------
Applications, the Letters of Credit, the Collateral Agency Agreement, the Security Documents and the fee letter agreement described in ss.5.1.

     Loan Request.  See ss.2.5.1.
     ------------

     Loans.  The Revolving Credit Loans.
     -----

     Local Account.  See ss.8.13.1.
     -------------

     Lot.  Any lot related to a Base Contract.
     ---

     Lot Contracts.  Any installment  contract or contract for deed or contracts
     -------------
or notes secured by a mortgage, deed of trust, vendor's lien or retention of title entered into with a purchaser of one or more individual lots or plots or tracts of land and the improvements thereon.

     Majority  Banks.  As of any date, two or more Banks holding an aggregate of
     ---------------
at least sixty-six and two-thirds percent (66 2/3%) of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, two or more Banks whose aggregate Commitments constitutes at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitment.

     Material  Adverse  Effect.  With  respect to any event or  circumstance,  a
     -------------------------
material adverse effect on

     (a) the business, properties, operations, profits, prospects, or condition (financial or otherwise) of the Borrowers and their Subsidiaries (taken as a whole);

     (b) the ability of any of the Borrowers and the Guarantors to perform its respective obligations under any of the Loan Documents to which it is a party;

     (c) the validity or enforceability of, or collectability of amounts payable under, the Credit Agreement, the Notes or any of the other Loan Documents;

     (d) the status, existence, perfection or priority of the Collateral Agent's liens or security interests in the Collateral; or

     (e) the value, validity, enforceability or collectability of the Loans, the Guaranty, or any of the Collateral (as applicable).

     Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries
     ----------------------
may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Moody's.  Moody's Investors Service, Inc.
     -------

     Multiemployer  Plan. Any multiemployer  plan within the meaning of ss.3(37)
     -------------------
of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate.

     Nonconsolidated  Subsidiaries.  Collectively,  FFC-II,  FRC and  any  other
     -----------------------------
Subsidiaries of FCI the accounts of which are not permitted to be consolidated with FCI under generally accepted accounting principles.

     Notes.  The Revolving Credit Notes.
     -----

     Obligations.  All  indebtedness,  obligations and liabilities of any of the
     -----------
Borrowers and their Subsidiaries (other than Nonconsolidated Subsidiaries) to any of the Banks, the Administrative Agent, the Collateral Agent, and the Arranger, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit or other instruments at any time evidencing any thereof or arising or incurred under any Rate Protection Agreements entered into by any of the Borrowers and their Subsidiaries (other than Nonconsolidated Subsidiaries) with any of the Banks.

     Operating  Account.  One or more of the Borrowers'  operating accounts with
     ------------------
the Administrative Agent.

     Operating  Agreement.  The Sixth Amended and Restated Operating  Agreement,
     --------------------
dated as of July 25, 2000, by and among the Borrowers, FMB and the VB Originating Subsidiaries.

     outstanding.  With respect to the Loans,  the  aggregate  unpaid  principal
     -----------
thereof as of any date of determination.

     PBGC. The Pension Benefit Guaranty  Corporation created by ss.4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Perfection  Certificates.  The  Perfection  Certificates  as defined in the
     ------------------------
Security Agreements.

     Permitted  Deferral.  With respect to any Base  Contract,  deferrals of not
     -------------------
more than three installments payable thereunder from and after January 31, 1998.

     Permitted Liens. Liens, security interests and other encumbrances permitted
     ---------------
by ss.9.2.

     Person. Any individual,  corporation,  partnership,  trust,  unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     POA. The property owners'  association or similar time-share owner body for
     ---
each VOI Regime or Project or relevant portion of either thereof, in each case established pursuant to the declarations, articles or similar charter documents applicable to each such VOI Regime, Project or portion thereof.

     Points.  With respect to a VOI unit at any VOI Regime, the number of points
     ------
of symbolic value assigned to such unit pursuant to the FairShare Plus Program.

     Prime Contract Default. With respect to any Base Contract, when the obligor
     ----------------------
thereunder is at the relevant time of determination sixty-one (61) or more days delinquent in the payment of any installment or other periodic payment of principal, interest or amounts due thereunder.

     Principal  Balance.  With respect to a Base  Contract,  and as of a date of
     ------------------
determination, the unpaid principal balance of such Base Contract on such date; provided that the amount of any such principal balance shall in all cases be
--------
determined without duplication of amounts outstanding under (x) the relevant Base Contract and (y) any related installment note which together constitute one and the same Base Contract.

     Project.  Any  vacation  ownership  resort and  development  which is owned
     -------
and/or operated by FCI or any of its Subsidiaries and with respect to which Base Contracts are originated or expected to be originated.

     Rate Protection  Agreement.  Any interest rate swap, cap, collar or similar
     --------------------------
arrangement entered into to hedge interest rate risk (and not for speculative purposes).

     RCRA.  See ss.7.18(a).
     ----

     Real  Estate.  All real  property at any time owned or leased (as lessee or
     ------------
sublessee) by any Borrower or any of its Subsidiaries.

     Receivables  Purchase  Agreements.  Collectively,  the (i) FRC  Receivables
     ---------------------------------
Purchase Agreement, (ii) FFC-II Receivables Purchase Agreement, and (iii) Amended and Restated Receivables Purchase Agreement, dated as of July 31, 1996, among FCC, FAC, FCI and FMB.

     Record.  The grid attached to a Note, or the  continuation of such grid, or
     ------
any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Register.  See ss.19.3.
     --------

     Reimbursement  Obligation.  The  Borrowers'  obligation  to  reimburse  the
     -------------------------
Administrative Agent and the Banks on account of any drawing under any Letter of Credit as provided in ss.4.2.

     Repurchase  Default.  With respect to any Base  Contracts of any  Borrower,
     -------------------
when the obligor thereunder is at the relevant time of determination more than ninety (90) days delinquent in the payment of any installment or other periodic payment of principal, interest or amounts due thereunder.

     Revolving Credit Loan Maturity Date.  July 25, 2003.
     -----------------------------------

     Revolving  Credit Loans.  Revolving  Credit loans made or to be made by the
     -----------------------
Banks to the Borrowers pursuant to ss.2.

     Revolving  Credit Note Record.  A Record with respect to a Revolving Credit
     -----------------------------
Note.

     Revolving Credit Notes.  See ss.2.3.
     ----------------------

     Sales Price. With respect to any Base Contract, the total purchase price of
     -----------
the related VOI or Lot paid or to be paid by an Obligor.

     SARA.  See ss.7.18(a).
     ----

     Section 20 Subsidiary. A Subsidiary of the bank holding company controlling
     ---------------------
any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     Securitization.  Any  transaction  in  which  one or  more  pools  of  Base
     --------------
Contracts and related assets are sold to a single-purpose bankruptcy-remote entity and then pledged to secure the equity raised or debt incurred by such entity to purchase such Base Contracts, which equity or underlying debt is marketed (either publicly or privately) to third party investors.

     Security Agreements.  The several Amended and Restated Security Agreements,
     -------------------
dated or to be dated on or prior to the Closing Date, between each of the Borrowers and the Guarantors, and the Collateral Agent and in form and substance satisfactory to the Banks and the Administrative Agent.

     Security Documents.  The Guaranty, the Security Agreements,  the Mortgages,
     ------------------
if applicable, and all other agreements, instruments and documents now or hereafter securing the Obligations, including, without limitation, Uniform Commercial Code financing statements required to be executed or delivered pursuant to any Security Document.

     Senior  Indebtedness.  Term loan  indebtedness  of FCI and  certain  of its
     --------------------
Subsidiaries initially provided by Fleet and other institutional lenders or investors in an aggregate amount not to exceed $125,000,000 which (i) bears interest at a rate not to exceed 13.5% per annum; (ii) matures at least five (5) years after funding; and (iii) may be secured by collateral which does not constitute Collateral.

     Settlement.  The making or receiving of payments,  in immediately available
     ----------
funds, by the Banks, to the extent necessary to cause each Bank's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to such Bank's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

     Settlement Amount.  See ss.2.9.1.
     -----------------

     Settlement  Date.  (a) The Drawdown Date relating to any Loan Request,  (b)
     ----------------
Friday of each week, or if a Friday is not a Business Day, the Business Day immediately following such Friday, (c) at the option of the Administrative Agent, on any Business Day following a day on which the account officers of the Administrative Agent active upon the Borrowers' account become aware of the existence of an Event of Default, (d) any Business Day on which the amount of Revolving Credit Loans outstanding from Fleet plus Fleet's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than Fleet's Commitment Percentage of the Total Commitment, (e) at the option of the Administrative Agent, on the Business Day immediately following any Business Day on which the amount of Revolving Credit Loans made by the Administrative Agent pursuant to ss.2.5.2 and for which Settlement has not been made exceeds $10,000,000, (f) the Business Day immediately following any Business Day on which the amount of Revolving Credit Loans outstanding increases or decreases by more than $500,000 as compared to the previous

Settlement Date, (g) any day on which any conversion of a Base Rate Loan to a Eurodollar Rate Loan occurs, or (h) any Business Day on which (i) the amount of outstanding Revolving Credit Loans decreases and (ii) the amount of the Administrative Agent's Revolving Credit Loans outstanding equals zero Dollars ($0).

     Settling Bank. See ss.2.9.1.
     -------------

     Standard & Poor's.  Standard & Poor's Ratings  Services,  a division of The
     -----------------
McGraw-Hill Companies, Inc.

     Startup Project.  Any vacation  ownership resort and development  acquired,
     ---------------
developed, owned and operated by FCI or any of the Guarantors which is not located in an Existing Resort City and which has never generated positive net income for each of four (4) consecutive months.

     Soft Costs. Mean and include title permit fees, insurance premiums,  survey
     ----------
charges, engineering fees, architectural fees, real estate taxes, appraisal costs, financing fees, premiums for insurance, marketing, advertising and leasing costs, brokerage commissions, legal fees, accounting fees, overhead and administrative costs, and all other expenses which are expenditures relating to a Startup Project and are not "hard costs".

     Subordinated  Debt.  Unsecured  Indebtedness  of any Borrower or any of its
     ------------------
Subsidiaries which may be outstanding from time to time with the express written consent of the Banks, that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by the Subordination and Intercreditor Agreement or by another written instrument containing subordination provisions in form and substance approved by the Banks in writing (it being understood that the Banks shall have no obligation to consent to the incurrence of any such Subordinated Debt, and may refuse to consent for any reason or no reason).

     Subsidiary.  Any  corporation,  association,  trust,  partnership  or other
     ----------
business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock, including, without limitation, the VB Partnership Subsidiaries with respect to FCI.

     Tax  Sharing  Agreement.   The  Third  Amended  and  Restated  Tax  Sharing
     -----------------------
Agreement, dated as of July 25, 2000, between FCI and FAC.

     Timeshare  Contract.  Any  installment  contract or contract  for deed,  or
     -------------------
contracts or notes secured by a mortgage, deed of trust, vendor's lien or retention of title entered into with a purchaser or lessee of one or more VOIs.

     Title Clearing Agreements. Collectively, (a) the Ninth Amended and Restated
     ----- -------- ----------
Title Clearing Agreement (Lawyers), dated as of July 25, 2000, as further amended, restated, supplemented or otherwise modified from time to time, among FCI, FAC, FCC, FFC-II, FRC, Lawyers Title Insurance Corporation, as Nominee, Capital Markets Assurance Corporation, the Collateral Agent, and the Administrative Agent; (b) the Sixth Amended and Restated Supplementary Trust Agreement (Arizona), dated as of July 25, 2000, as further amended, restated, supplemented or otherwise modified from time to time, among FCI, FAC, FCC, FFC-II, FRC, First American Title Insurance Company, as Trustee and Nominee, Capital Markets Assurance Corporation, the Collateral Agent, and the Administrative Agent; (c) the Seventh Amended and Restated Title Clearing
Agreement (Colorado), dated as of July 25, 2000, as amended , restated, supplemented or otherwise modified, restated, supplemented or otherwise modified from time to time, among FCI, FAC, FCC, FFC-II, FRC, Capital Markets Assurance Corporation, Colorado Land Title Company, as Nominee, the Collateral Agent, and the Administrative Agent; (d) the Westwinds Fifth Amended and Restated Title Clearing Agreement, dated as of July 25, 2000, as amended, restated, supplemented or otherwise modified from time to time, among FCI, FMB, FAC, FCC, FFC-II, FRC, Lawyers Title Insurance Corporation, as Nominee, Capital Markets Assurance Corporation, Resort Funding, Inc., the Collateral Agent and the Administrative Agent; (e) the Fourth Amended and Restated Nashville Title Clearing Agreement, dated as of July 25, 2000, as further amended, restated, supplemented or otherwise modified from time to time, among FAC, FCI, FCC, FFC-II, FRC, Lawyers Title Insurance Corporation, as Nominee, Capital Markets Assurance Corporation, the Collateral Agent and the Administrative Agent; (f) the Fourth Amended and Restated Seawatch Plantation Title Clearing Agreement, dated as of July 25, 2000, as further amended, restated, supplemented or otherwise modified from time to time, among FCI, FAC, FCC, FFC-II, FRC, FMB, Lawyers Title Insurance Corporation, as Nominee, Capital Markets Assurance Corporation, the Collateral Agent and the Administrative Agent; and (g) any similar agreement governing the obligations of any new or successor nominee holding title to any VOIs or Lots at Projects.

     Total  Commitment.  The sum of the  Commitments of the Banks,  as in effect
     -----------------
from time to time. The Total Commitment in effect on the Closing Date is set forth on Schedule 1 hereto.
         -------- -

     Tri-Party Agreements.  Collectively,  (i) the Tri-Party Agreement, dated as
     --------------------
of January 29, 1999, among FCI, as buyer, Ocean Walk Properties, Ltd. and Payne of Daytona, Inc., as sellers, and First Union National Bank, as lender, with respect to the Fairfield Daytona Beach Project, and (ii) the Tri-Party Agreement dated as of April 5, 2000, among FCI, as buyer, Majestic Sun, Inc. and Florida Condos I Limited Partnership, as seller, and Amsouth Bank, as lender, with respect to the Fairfield Destin Majestic Sun Project.

     Triple-A Credit Agreement. The Amended and Restated Credit Agreement, dated
     -------------------------
as of July 31, 1996, as amended by a First Amendment to Amended and Restated Credit Agreement and Waiver Agreement, dated as of March 5, 1997, a Letter Agreement dated as of September 8, 1997, and a Second Amendment to Amended and Restated Credit Agreement dated as of February 27, 1998, by and among FAC, as servicer, FCI, FCC, as borrower, Capital Markets Assistance Corporation, as collateral agent, Triple-A One Funding Corporation and Fleet.

     Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan, or a
     ----
Eurodollar Rate Loan.

     UDI. A VOI consisting of either (a) an undivided interest in fee simple (as
     ---
tenants in common with all other undivided interest owners) in a lodging unit or group of lodging units at a Project, or (b) an undivided leasehold interest (as tenants in common with all other undivided interest owners) in any lodging unit located at the Harbortown Marina Resort Hotel Project in Ventura County, California or Pagosa Mountain Meadows VOI Regime at the Pagosa Project in Archuleta County, Colorado.

     Uniform Customs.  With respect to any Letter of Credit, the Uniform Customs
     ---------------
and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the
     -------------------------------
Borrowers do not reimburse the Administrative Agent and the Banks on the date specified in, and in accordance with, ss.4.2.

     Vacation  Break.  Vacation  Break USA,  Inc., a Florida  corporation  and a
     ---------------
wholly-owned Subsidiary of FCI.

     Vacation   Club   Agreement.   The   Membership   Agreement  for  Fairfield
     ---------------------------
Destinations Vacation Club entered into by FCI, Fairfield Destinations Vacation Club, Inc., FairShare Vacation Owners Association, as trustee of FairShare Vacation Plan Use Management Trust and each person that subsequently purchase a membership in Fairfield's Destination Vacation Club.

     Vacation Club  Membership.  A  Membership,  as defined in the Vacation Club
     -------------------------
Agreement.

     VB  Originating  Subsidiaries.  Collectively,  Sea Garden  Beach and Tennis
     -----------------------------
Resort, Inc., a Florida corporation, Vacation Break Resorts, Inc., a Florida corporation, Vacation Break Resorts at Star Island, Inc., a Florida corporation, Palm Vacation Group, a Florida general partnership, and Ocean Ranch Vacation Group, a Florida general partnership.

     VB Partnership Subsidiaries.  Collectively,  Palm Vacation Group, a Florida
     ---------------------------
general  partnership,   and  Ocean  Ranch  Vacation  Group,  a  Florida  general
partnership.

     Ventura Contracts.  Timeshare  Contracts with respect to the development in
     ------- ---------
Ventura County, California known as the "Harbortown Marina Resort Hotel".

     VOI. The underlying  ownership interest which is the subject of a Timeshare
     ---
Contract, which ownership interest shall consist of either (i) a fixed week or undivided fee simple interest (or, in the case of Ventura Contracts or those Timeshare Contracts for the Pagosa Mountain Meadows VOI Regime at Fairfield Pagosa, undivided leasehold interest in real property) for a period of time each year (whether pursuant to the FairShare Plus Program or otherwise) in a lodging unit or group of lodging units located at a vacation resort or development owned and/or operated by FCI or any of its Subsidiaries or (ii) a Vacation Club Membership, and shall include in either case any and all Points assigned thereto.

     VOI  Regime.  Any of the  various  interval  ownership  regimes  located at
     -----------
Projects, each of which is an arrangement, established under applicable state law, whereby all or a designated portion of a Project is made subject to a declaration permitting the transfer of VOIs therein, which VOIs shall in each case constitute real property under the applicable local law of each of the jurisdictions in which such regime is located.

     Voting Stock. Stock or similar interests,  of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     1.2.  RULES OF INTERPRETATION.
           -----------------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

          (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Banks merely on account of the Administrative Agent's or any Bank's involvement in the preparation of such documents.

                        2. THE REVOLVING CREDIT FACILITY.
                           -----------------------------

     2.1. THE REVOLVING  CREDIT LOANS.  Subject to the terms and  conditions set
          ---------------------------
forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrowers to the Administrative Agent given in accordance with ss.2.5, such sums as are requested by the Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations; provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (i) the Total Commitment and (ii) the Borrowing Base. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in ss.11 and ss.12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     2.2.  REDUCTION OF TOTAL COMMITMENT.  The Borrowers shall have the right at
           -----------------------------
any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance
                                                          --- ----
with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated; provided that in no event shall the
                                             --------
Total Commitment be less than the sum of the outstanding amount of the Revolving Credit Loans plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations. Promptly after receiving any notice of the Borrowers delivered pursuant to this ss.2.2, the Administrative Agent will notify the Banks of the substance thereof. No reduction or termination of the Commitments may be reinstated.

     2.3.  THE REVOLVING CREDIT NOTES.
           --------------------------

     The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit B hereto (each a
                                                     -------  -
"Revolving Credit Note"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrowers irrevocably authorize each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record for such Revolving Credit Note reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record for such Revolving Credit Note shall be prima facie evidence of the principal amount thereof owing
                     ----- -----
and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record for such Revolving Credit Note shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.4.  INTEREST ON REVOLVING  CREDIT  LOANS.  Except as  otherwise  provided
           ------------------------------------
in ss.5.10,

          (a) Each Base Rate Loan that is a Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at an annual rate equal to the Base Rate.

          (b) Each Eurodollar Rate Loan that is a Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at an annual rate equal to the sum of (i) the Applicable Eurodollar Margin, plus
                                                                            ----
     (ii) the Eurodollar Rate determined for such Interest Period.

          (c) Each Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.5. REQUESTS FOR REVOLVING CREDIT LOANS.
          -----------------------------------

          2.5.1.  GENERAL.  The Borrowers shall give to the Administrative Agent
                  -------
     written  notice  in the form of  Exhibit  C hereto  (or  telephonic  notice
                                      -------  -
     confirmed  in a writing in the form of Exhibit C hereto) of each  Revolving
                                            ------- -
     Credit Loan requested hereunder (a "Loan Request") (i) prior to 2:00 p.m. (Boston time) on a day which is no less than one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (ii) no less than three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (A) the principal amount of the Revolving Credit Loan requested, (B) the proposed Drawdown
     Date of such Revolving Credit Loan, (C) the Interest Period for such Revolving Credit Loan, and (D) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be accompanied by a notice setting forth the borrowing availability of the Borrowers taking into account the most recent Borrowing Base Report delivered to the

     Administrative Agent pursuant to ss.8.4(f) hereof and reflecting (i) usage of the credit facilities hereunder since the date of such Borrowing Base Report and (ii) drawdown and repayments of the Revolving Credit Loans. Each Loan Request for a Eurodollar Rate Loan shall be in a minimum aggregate amount of $1,000,000 or $1,000,000 plus an integral multiple of $100,000.

          2.5.2.  SWING  LINE.  Notwithstanding  the notice and  minimum  amount
                  -----------
     requirements set forth in ss.2.5.1 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Administrative Agent may, in its sole discretion and without conferring with the Banks, make Revolving Credit Loans to the Borrower (i) by entry of credits to the Operating Account to cover checks or other charges which the Borrowers have drawn or made against such account or (ii) in an amount as otherwise requested by the Borrowers. The Borrowers hereby request and authorize the Administrative Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from the Operating Account or as otherwise so requested. The Borrowers acknowledge and agree that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in ss.2.1 and the requirements that the applicable provisions of ss.11 (in the case of Revolving Credit Loans made on the Closing Date) and ss.12 be satisfied. All actions taken by the Administrative Agent pursuant to the provisions of this ss.2.5.2 shall be conclusive and binding on the Borrowers and the Banks absent the Administrative Agent's gross negligence or willful misconduct. Revolving Credit Loans made pursuant to this ss.2.5.2 shall be conclusive and binding on the Borrowers and the Banks absent the Administrative Agent's gross negligence or willful misconduct. Revolving Credit Loans made pursuant to this ss.2.5.2 shall be Base Rate Loans until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, such interest shall be for the account of the Administrative Agent.

         2.6.  CONVERSION OPTIONS.
               ------------------

          2.6.1.  CONVERSION  TO DIFFERENT  TYPE OF REVOLVING  CREDIT LOAN.  The
                  --------------------------------------------------------
     Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i)
                                                               --------
     with respect to any such  conversion
     of a Revolving Credit Loan to a Base Rate Loan, the Borrowers shall give the Administrative Agent at least three (3) Business Days prior written notice of such election; (ii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrowers shall give the Administrative Agent at least three (3) Eurodollar Business Days prior written notice of such election; (iii) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and
     (iv) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Banks thereof. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any
                                                               --------
     partial conversion shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrowers.

          2.6.2.  CONTINUATION  OF TYPE OF REVOLVING  CREDIT LOAN. Any Revolving
                  -----------------------------------------------
     Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrowers with the notice provisions contained in ss.2.6.1; provided that no Eurodollar Rate Loan may be continued as such
                --------
     when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrowers' account have actual knowledge. In the event that the Borrowers fail to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Banks promptly when any such automatic conversion contemplated by this ss.2.6 is scheduled to occur.

          2.6.3.  EURODOLLAR  RATE LOANS.  Any conversion to or from  Eurodollar
                  ----------------------
     Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $100,000 in excess thereof. The Borrowers may not request or elect a Eurodollar Rate Loan pursuant to ss.2.5, elect to convert a Base Rate Loan to a Eurodollar Rate Loan pursuant to ss.2.6.1, or elect to continue a Eurodollar Rate Loan pursuant to ss.2.6.2 if, after giving effect thereto, there would be greater than four (4) Eurodollar Rate Loans then outstanding. Any Loan Request for a Eurodollar Rate Loan that would create greater than four (4) Eurodollar Rate Loans outstanding shall be deemed to be a Loan Request for a Base Rate Loan.

         2.7.  FUNDS FOR REVOLVING CREDIT LOAN.
               -------------------------------

          2.7.1. FUNDING PROCEDURES.  Not later than 11:00 a.m. (Boston time) on
                 ------------------
     the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Administrative Agent, at the Administrative Agent's Loan Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.ss.11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrowers the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Banks. The failure or refusal of any Bank to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Administrative Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

          2.7.2. ADVANCES BY ADMINISTRATIVE AGENT. The Administrative Agent may,
                 --------------------------------
     unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Administrative Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may

     (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Bank makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii)
                                                                      -----
     the amount of such Bank's Commitment Percentage of such Revolving Credit Loans, times (iii) a fraction, the numerator of which is the number of days
            -----
     that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the
                         ----- -----
     Administrative Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Bank within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

     2.8.  CHANGE IN BORROWING  BASE.  The  Borrowing  Base shall be  determined
           -------------------------
monthly (or at such other interval as may be specified pursuant to ss.8.4(f)) by the Administrative Agent by reference to the Borrowing Base Report, commercial finance and collateral audit reports, and other information obtained by or provided to the Administrative Agent. The Administrative Agent shall give to the Borrowers written notice of any change in the Borrowing Base determined by the Administrative Agent.

     2.9.  SETTLEMENTS.
           -----------

          2.9.1.  GENERAL.  On each Settlement  Date, the  Administrative  Agent
                  -------
     shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (i) to the Banks and the Borrowers of the respective outstanding amount of Revolving Credit Loans made by the Administrative Agent on behalf of the Banks from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made (following the giving of notice pursuant to ss.2.5) on such date pursuant to a Loan Request and (ii) to the Banks of the amount (a "Settlement Amount") that each Bank (a "Settling Bank") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Administrative Agent submitted to the Banks and the Borrowers or to the Banks with respect to any amounts owing under this ss.2.9 shall be prima
                                                                           -----
     facie evidence of the amount due and owing.  Each Settling Bank shall,  not
     -----
     later than 4:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Administrative Agent in the amount of the Settlement Amount for such Settling Bank. All funds advanced by any Bank as a Settling Bank pursuant to this ss.2.9 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Bank to the Borrowers and all funds received by any Bank pursuant to this ss.2.9 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Bank. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which any Borrower is a debtor prevent a Settling Bank from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Bank will make such dispositions and arrangements with the other Banks with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of
                                                         --- -----
     claims, subrogation or otherwise as shall result in each Bank's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Bank's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

          2.9.2. FAILURE TO MAKE FUNDS AVAILABLE.  The Administrative Agent may,
                 -------------------------------
     unless notified to the contrary by any Settling Bank prior to a Settlement Date, assume that such Settling Bank has made or will make available to the Administrative Agent on such Settlement Date the amount of such Settling Bank's Settlement Amount, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Settling Bank makes available to the Administrative Agent such amount on a date after such Settlement Date, such Settling Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the

     Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Settling Bank with respect to any amounts owing under this ss.2.9.2 shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Settling Bank. If such Settling Bank's Settlement Amount is not made available to the Administrative Agent by such Settling Bank within three
     (3) Business Days following such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settlement Date.

          2.9.3.  NO  EFFECT ON OTHER  BANKS.  The  failure  or  refusal  of any
                  --------------------------
     Settling Bank to make available to the Administrative Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Bank's Settlement Amount shall not (i) relieve any other Settling Bank from its several obligations hereunder to make available to the Administrative Agent the amount of such other Settling Bank's Settlement Amount or (ii) impose upon any Bank, other than the Settling Bank so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Bank.

         2.10.  REPAYMENTS OF REVOLVING CREDIT LOANS PRIOR TO EVENT OF DEFAULT.
                --------------------------------------------------------------

          2.10.1. CREDIT FOR FUNDS RECEIVED IN CONCENTRATION  ACCOUNT.  Prior to
                  ---------------------------------------------------
     the occurrence of an Event of Default as to which the account officers of the Administrative Agent active upon the Borrowers' account have actual knowledge, (i) all funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by ss.8.13 shall be credited, on the same Business Day on which the
     Administrative Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by ss.2.10.2, (ii) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by ss.8.13 shall be credited on the same Business Day as the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by ss.2.10.2, and (iii) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by ss.8.13 shall be credited, on the next Business Day following the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by ss.2.10.2. For purposes of the foregoing provisions of this ss.2.10.1, the Administrative Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Administrative Agent before 2:30 p.m. (Boston time) on such day. The Borrowers further acknowledge and agree that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Administrative Agent in accordance with the Administrative Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

          2.10.2.  Application of Payments Prior to Event of Default.
                   -------------------------------------------------

               (a) Prior to the occurrence of an Event of Default of which the account officers of the Administrative Agent active on the Borrowers' account have knowledge, all funds transferred to the Fleet Concentration Account and for which the Borrowers have received credits shall be applied to the Obligations as follows:

                    (i) first,  to pay amounts  then due and payable  under this
               Agreement, the Notes and the other Loan Documents, including any mandatory repayment of the Revolving Credit Loans under ss.3.2;

                    (ii) second,  to reduce  Revolving  Credit Loans made by the
               Administrative   Agent   pursuant  to  ss.2.5.2   and  for  which
               Settlement has not been made;

                    (iii) third, if and to the extent  requested by the Borrower pursuant to and in accordance with the provisions of ss.3.3, to the optional repayment of the Revolving Credit Loans; and

                    (iv) fourth,  except as otherwise  required by ss.4.2(b) and
               (c), to the Operating Account.

               (b) All  prepayments of Eurodollar Rate Loans prior to the end of an Interest Period shall obligate the Borrowers to pay any breakage costs associated with such Eurodollar Rate Loans in accordance with ss.5.9. Prior to the occurrence of an Event of Default, the Borrowers may elect to avoid such breakage costs by providing to the Administrative Agent cash in an amount sufficient to cash collateralize such Eurodollar Rate Loans, but in no event shall the Borrowers be deemed to have paid such Eurodollar Rate Loans until such cash has been paid to the Administrative Agent for application to such Eurodollar Rate Loans. The Administrative Agent may elect to cause such cash collateral to be deposited into either (i) a cash collateral account pursuant to the terms of a cash collateral agreement executed by the Borrowers and the Administrative Agent and in form and substance satisfactory to the Administrative Agent, or (ii) the Borrowers' Operating Account with appropriate instructions prohibiting the Borrowers' withdrawal of such funds so long as they remain cash collateral. In each case, each Borrower agrees to execute and deliver to the Administrative Agent such instruments and documents, including Uniform Commercial Code financing statements and agreements with any third party depository banks, as the Administrative Agent may request.

               (c) All repayments of the Revolving Credit Loans pursuant to this ss.2.10.2 shall be allocated among the Banks making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all repayments of the Revolving Credit Loans shall be applied in accordance with this ss.2.10.2, first to outstanding Revolving Credit Loans of the Administrative Agent.

         2.11.  REPAYMENTS  OF  REVOLVING  CREDIT  LOANS AFTER EVENT OF DEFAULT.
                ---------------------------------------------------------------
Following the occurrence and during the continuance of an Event of Default of which the account officers of the Administrative Agent active on the Borrowers' account have knowledge, the Administrative Agent, in its sole and absolute discretion, may apply all funds transferred to the Fleet Concentration Account and for which the Borrowers have received credits to the Obligations in accordance with ss.13.4.

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.
                      ---------------------------------------

     3.1.  MATURITY.  The Borrowers  promise to pay on the Revolving Credit Loan
           --------
Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2.  MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS.
           ----------------------------------------------

          (a) If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Total Commitment and (ii) the Borrowing Base, then the Borrowers shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by ss.4.2(b) and (c).

          (b) Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     3.3.  OPTIONAL  REPAYMENTS OF REVOLVING  CREDIT LOANS.  The Borrowers shall
           -----------------------------------------------
have the right, at their election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount
          --------
of any Eurodollar Rate Loans pursuant to this ss.3.3 may be made only on the last day of the Interest Period relating thereto. The Borrowers shall give the Administrative Agent, no later than

12:00 noon, Boston time, at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this ss.3.3 of Base Rate Loans, and three
(3) Eurodollar Business Days notice of any proposed prepayment pursuant to this ss.3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment, shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans, at the Administrative Agent's option, and shall be in an integral multiple of $500,000 in the case of a partial prepayment of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                              4. LETTERS OF CREDIT.
                                 -----------------

     4.1.  LETTER OF CREDIT COMMITMENTS.
           ----------------------------

          4.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and
                 -------------------------------------
     conditions hereof and the execution and delivery by the Borrowers of a letter of credit application on the Administrative Agent's customary form (a "Letter of Credit Application"), the Administrative Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in ss.4.1.4 and upon the representations and warranties of the Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrowers one or more standby letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrowers and agreed to by the Administrative Agent; provided, however, that, after giving effect to such
                           --------   -------
     request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $20,000,000 at any one time and
     (b)  the  sum  of  (i)  the  Maximum  Drawing   Amount,   (ii)  all  Unpaid
     Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the sum of the Total Commitment and (B) the Revolving Credit Borrowing Base.

          4.1.2.   LETTER  OF  CREDIT   APPLICATIONS.   Each  Letter  of  Credit
                   ---------------------------------
     Application  shall be completed to the  satisfaction of the

     Administrative Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

          4.1.3.  TERMS OF  LETTERS  OF CREDIT.  Each  Letter of Credit  issued,
                  ----------------------------
     extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

          4.1.4.  REIMBURSEMENT OBLIGATIONS OF BANKS. Each Bank severally agrees
                  ----------------------------------
     that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Administrative Agent on demand for the amount of each draft paid by the Administrative Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant to ss.4.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

          4.1.5. PARTICIPATIONS OF BANKS. Each such payment made by a Bank shall
                 -----------------------
     be treated as the purchase by such Bank of a participating interest in the Borrowers' Reimbursement Obligation under ss.4.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to ss.4.2.

     4.2.  REIMBURSEMENT  OBLIGATION  OF THE  BORROWERS.  In order to induce the
           --------------------------------------------
Administrative Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrowers hereby agree to reimburse or pay to the Administrative Agent, for the account of the Administrative Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Administrative Agent hereunder,

          (a) except as otherwise expressly provided in ss.4.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Administrative Agent, or the Administrative Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Administrative Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Administrative Agent or any Bank in connection with any payment made by the Administrative Agent or any Bank under, or with respect to, such Letter of Credit,

          (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Banks and the Administrative Agent as cash collateral for all Reimbursement Obligations, and

          (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Banks and the Administrative Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Loan Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrowers under this ss.4.2 at any time from the date such amounts become due and payable (whether as stated in this ss.4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in ss.5.10 for overdue principal on the Revolving Credit Loans.

     4.3.  LETTER OF CREDIT  PAYMENTS.  If any draft shall be presented or other
           --------------------------
demand for payment shall be made under any Letter of Credit, the Administrative Agent shall notify the Borrowers of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrowers fail to reimburse the Administrative Agent as provided in ss.4.2 on or before the date that such draft is paid or other payment is made by the Administrative Agent, the Administrative Agent may at any time thereafter notify the Banks of the amount of any such Unpaid

Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Administrative Agent, at the Administrative Agent's Loan Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount equal to such Bank's Commitment Percentage of such
        -----
Unpaid Reimbursement Obligation,  times (iii) a fraction, the numerator of which
                                  -----
is the number of days that elapse from and including the date the Administrative Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360. The responsibility of the Administrative Agent to the Borrowers and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     4.4. OBLIGATIONS ABSOLUTE. The Borrowers' obligations under this ss.4 shall
          --------------------
be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which any Borrower may have or have had against the Administrative Agent, any Bank or any beneficiary of a Letter of Credit. Each Borrower further agrees with the Administrative Agent and the Banks that the Administrative Agent and the Banks shall not be responsible for, and the Borrowers' Reimbursement Obligations under ss.4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among such Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of such Borrower against the beneficiary of any Letter of Credit or any such transferee. The Administrative Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each Borrower agrees that any action taken or omitted by the Administrative Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon such Borrower and shall not result in any liability on the part of the Administrative Agent or any Bank to such Borrower.

     4.5. RELIANCE BY ISSUER.  To the extent not inconsistent  with ss.4.4,  the
          ------------------
Administrative Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall not be required to take any discretionary action under this Credit Agreement (and shall be fully protected in acting or refraining from acting) unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; provided that nothing in this ss.4.5 shall require the Administrative
         --------
Agent to obtain the consent of the Majority Banks before taking any action with respect to a Letter of Credit. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     4.6.  LETTER OF CREDIT FEE.  With  respect to each Letter of Credit  issued
           --------------------
hereunder,  the  Borrowers  shall pay to the Agent a fee (the  "Letter of Credit
                                                                ----------------
Fee") for each  Letter of Credit  issued or  renewed  by the Agent at a rate per
---
annum equal to the Applicable Eurodollar Margin in effect from time to time, on the Maximum Drawing Amount of such Letter of Credit for the period such Letter of Credit is outstanding, of which an amount equal to one-eighth of one percent (0.125%) per annum of the face amount of such standby Letter of Credit shall be for the account of the Administrative Agent, as a fronting fee, and the balance of which Letter of Credit Fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages. The Agent shall, in turn, remit to each Bank (including Fleet) such Bank's Revolving Credit Commitment Percentage of the Letter of Credit Fee. The Letter of Credit Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the quarter just ended, with the first such payment commencing October 1, 2000, and on the Revolving Credit Maturity Date. In respect of each Letter of Credit, the Borrowers shall also pay to the Agent, for its own account, at such time or times as such charges are customarily made by the Agent, the Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

                         5. CERTAIN GENERAL PROVISIONS.
                            --------------------------

     5.1. FEES. The Borrowers  agree to pay (a) to the  Administrative  Agent an
          ----
administrative fee (the "Administrative Fee") and any other fees as set forth in that certain fee letter agreement of even date herewith between the Administrative Agent and the Borrowers; (b) to the Administrative Agent for the account of the Banks in accordance with their respective Commitment Percentages a closing fee (the "Closing Fee") in an amount equal to one-half percent (.50%) of the Total Commitment, payable on the Closing Date; (c) to the Administrative Agent for the account of the Banks in accordance with their respective Commitment Percentages a commitment fee (the "Commitment Fee") in an amount equal to (i) if the Corporate Credit Rating on the date of determination is less than BB by Standard & Poor's and less than Ba2 by Moody's, one-half percent
                               ---
(0.50%) per annum, or (ii) if the Corporate Credit Rating on the date of determination is greater than or equal to BB by Standard & Poor's or greater than or equal to Ba2 by Moody's, three-eighths percent (0.375%) per annum, on the average daily amount during each calendar quarter or portion thereof from the date hereof to the Revolving Credit Loan Maturity Date by which the Total Commitment minus the sum of the Maximum Drawing Amount and all Unpaid
            -----
Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The Commitment Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

     5.2. FUNDS FOR PAYMENTS.
          ------------------

          5.2.1.  PAYMENTS TO  ADMINISTRATIVE  AGENT. All payments of principal,
                  ----------------------------------
     interest, Reimbursement Obligations, Administrative Fees, Commitment Fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Administrative Agent, for the respective accounts of the Banks and the Administrative Agent, at the

     Administrative Agent's Loan Office or at such other location in the Boston, Massachusetts, area that the Administrative Agent may from time to time designate, in each case in immediately available funds.

          5.2.2.  NO OFFSET,  ETC. All payments by the  Borrowers  hereunder and
                  ----------------
     under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Administrative Agent, for the account of the Banks or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Administrative Agent to receive the same net amount which the Banks or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

     5.3.  COMPUTATIONS.  All computations of interest on the Loans,  Commitment
           ------------
Fees and Letter of Credit Fees shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records from time to time shall be considered correct and binding on the Borrowers unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Banks of such outstanding amount, the Administrative Agent or such Bank shall notify the Borrowers to the contrary.

     5.4.  INABILITY TO DETERMINE  EURODOLLAR  RATE. In the event,  prior to the
           ----------------------------------------
commencement of any Interest Period relating to any Eurodollar Rate Loan, the Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Banks) to the Borrowers and the Banks. In such event (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (iii) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify the Borrowers and the Banks.

     5.5.  ILLEGALITY.  Notwithstanding  any  other  provisions  herein,  if any
           ----------
present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrowers and the other Banks and thereupon (i) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (ii) such Bank's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrowers hereby agree promptly to pay the Administrative Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this ss.5.5, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

     5.6.  ADDITIONAL COSTS, ETC. If any present or future applicable law, which
           ---------------------
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Administrative Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (d) impose on any Bank or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Administrative Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or

               (iii) to require such Bank or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Administrative Agent from the Borrowers hereunder, then, and in each such case, the Borrowers will, upon demand made by such Bank or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Administrative Agent such additional amounts as will be sufficient to compensate such Bank or the Administrative Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum; provided,
                                                                       --------
that with respect to payments required pursuant to ss.5.6(c), the Borrowers shall not be required to pay such additional amounts if the Obligations are repaid in full within 180 days following such demand, and from and after such time, no Letters of Credit are outstanding, the Banks have no further obligations to make Loans hereunder and the Administrative Agent has no further obligations to issue, extend or renew any Letters of Credit hereunder.

     5.7.  CAPITAL  ADEQUACY.   If  after  the  date  hereof  any  Bank  or  the
           -----------------
Administrative Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Bank or the Administrative Agent or any corporation controlling such Bank or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Bank or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Administrative Agent to be material, then such Bank or the Administrative Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrowers and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrowers receive such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Borrowers and such Bank are unable to agree to such adjustment within thirty
(30) days of the date on which the Borrowers receive such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     5.8.  CERTIFICATE.  A  certificate  setting  forth any  additional  amounts
           -----------
payable pursuant to ss.ss.5.6 or 5.7 and a brief explanation of such amounts which are due, submitted by any Bank or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

     5.9. INDEMNITY. The Borrowers agree to indemnify each Bank and to hold each
          ---------
Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (i) default by the Borrowers in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (ii) default by the Borrowers in making a borrowing or conversion after the Borrowers have given (or are deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with ss.2.5 or ss.2.6 or (iii) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

     5.10.  INTEREST AFTER DEFAULT.
            ----------------------

          5.10.1.  OVERDUE  AMOUNTS.   Overdue  principal  and  (to  the  extent
                   ----------------
     permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to four percent (4%) above (a) the Base Rate, or (b) the Applicable Eurodollar Margin plus the Eurodollar Rate, as applicable, until such amount shall be paid in full (after as well as before judgment).

          5.10.2. AMOUNTS NOT OVERDUE. During the continuance of a Default or an
                  -------------------
     Event of Default the principal of the Revolving Credit Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Banks pursuant to ss.26, bear interest at a rate per annum equal to the greater of (i) four percent (4%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to ss.2.5 and (ii) the rate of interest applicable to overdue principal pursuant to ss.5.10.1.

     5.11.  CONCERNING JOINT AND SEVERAL LIABILITY OF THE BORROWERS.
            -------------------------------------------------------

          (a) Each of the Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Banks and the Administrative Agent under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations.

          (b) Each of the Borrowers hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this ss.5.11), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

          (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.

          (d) The Obligations of each of the Borrowers under the provisions of this ss.5.11 constitute the full recourse Obligations of each of the Borrowers enforceable against each such corporation to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or the other Loan Documents or any other circumstance whatsoever as to any other Borrower. Notwithstanding any of the terms of this ss.5.11 to the contrary, no Borrower shall be deemed to have waived any right or released any claim concerning such Borrower's direct (as opposed to joint and several) liability for the Obligations that may be asserted by such Borrower on its own behalf, except as such waiver or release is otherwise set forth in this Credit Agreement or the other Loan Documents. Any waiver or release by a Borrower under this ss.5.11 shall be effective only as to such Borrower's right to assert any rights and claims of a defaulting Borrower as a defense to the non-defaulting Borrower's joint and several liability for the defaulting Borrower's Obligations.

          (e) Except as otherwise expressly provided herein, each Borrower hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all advances of the Loans made under this Credit Agreement and the Notes, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement or any of the other Loan Documents), or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Banks under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement and the other Loan Documents. Each Borrower hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrowers and any other entity or Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent and the Banks at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement and the other Loan Documents, any and all other indulgences whatsoever by the Administrative Agent and the Banks in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower or any other entity or Person primarily or secondarily liable for any Obligation. Such Borrower further agrees that its Obligations shall not be released or discharged, in whole or in part, or otherwise affected by the adequacy of any rights which the Administrative Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the
     Obligations,  the  impairment  of  any  collateral  security  securing  the
     Obligations, including, without limitation, the failure to protect or preserve any rights which the Administrative Agent or any Bank may have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security, any other act or omission which might in any manner or to any extent vary the risk of such Borrower, or otherwise operate as a release or discharge of such Borrower, all of which may be done without notice to such Borrower; provided,
                                                                       --------
     however,   that  the  foregoing  shall  in  no  way  be  deemed  to  create
     -------
     commercially unreasonable standards as to the Administrative Agent's duties as secured party under the Loan Documents (as such rights and duties are set forth therein). If for any reason any of the other Borrowers has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any of the other Borrowers by reason of such other Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Credit Agreement and the other Loan Documents to which it is a party shall nevertheless be binding on such Borrower to the same extent as if such Borrower at all times had been the sole obligor on such Obligations. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Administrative Agent and the Banks, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this ss.5.11, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this ss.5.11, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this ss.5.11 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this ss.5.11 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any other Borrower, or any of the Banks. The joint and several liability of each of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, ownership, membership, constitution or place of formation of any of the Borrowers or the Banks. Each of the Borrowers acknowledges and confirms that it has itself established its own adequate means of obtaining from each of the other Borrowers on a continuing basis all information desired by such Borrower concerning the financial condition of each of the other Borrowers and that each such Borrower will look to each of the other Borrowers and not to the Administrative Agent or any Bank in order for such Borrower to keep adequately informed of changes in each of the other Borrowers' respective financial conditions.

          (f) The provisions of this ss.5.11 are made for the benefit of the Banks and the Administrative Agent and their respective permitted successors and assigns, and may be enforced by it or them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Banks or the Administrative Agent or such successor or assign first to marshall any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this ss.5.11 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Bank or the Administrative Agent upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this ss.5.11 will forthwith be reinstated in effect, as though such payment had not been made.

          (g) Each of the Borrowers hereby agrees that it will not enforce any of its rights of reimbursement, contribution, subrogation or the like against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to any of the Banks or the Administrative Agent with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Banks or the Administrative Agent hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

          (h) Each of the Borrowers hereby agrees that the payment of any amounts due with respect to the indebtedness owing by such Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness  of any  other  Borrower  owing  to such  Borrower  until  the
     Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Administrative Agent and be paid over to the Administrative Agent for the pro rata
                                                                       ---  ----
     accounts of the Banks to be applied to repay the Obligations.

                     6. COLLATERAL SECURITY AND GUARANTIES.
                        ----------------------------------

     6.1. SECURITY OF BORROWERS. The Obligations shall be secured by a perfected
          ---------------------
first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the property, rights and interests of each Borrower, whether now owned or hereafter acquired, described in the Security Documents to which such Borrower is party, including, without limitation, all Base Contracts.

     6.2.  GUARANTIES AND SECURITY OF GUARANTORS.  The Obligations shall also be
           -------------------------------------
guaranteed pursuant to the terms of the Guaranty. The obligations of the Guarantors under the Guaranty shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the property, rights and interests of each such Guarantor, whether now owned or hereafter acquired, described in the Security Documents to which such Guarantor is a party, including, without limitation, all Base Contracts. Promptly and in any event within thirty (30) days after FCI or any of its Subsidiaries acquires the capital stock of, or creates, any new Subsidiary which has originated or is expected to originate Base Contracts, or FCI determines that any Subsidiary of FCI who is not a Guarantor hereunder will acquire or originate Base Contracts in the future, the Borrowers will cause such new originating Subsidiary to become a party to the Guaranty, as a Guarantor thereunder, and to grant to the Collateral Agent, for the benefit of the Banks and the Administrative Agent, a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in the Collateral, including, without limitation, all Base Contracts, pursuant to a security agreement and Uniform Commercial Code financing statements substantially the same as the Security Documents delivered at the Closing.

                       7. REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

     The Borrowers represent and warrant to the Banks and the Administrative Agent as follows:

     7.1.  CORPORATE AND PARTNERSHIP AUTHORITY.
           -----------------------------------

          7.1.1. INCORPORATION; GOOD STANDING. (a) Each of the Borrowers and its
                 ----------------------------
     Subsidiaries (other than the VB Partnership Subsidiaries) (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of such Borrower or such Subsidiary.

          (b) Each VB Partnership Subsidiary (i) is a general partnership duly organized and validly existing under the laws of its state of organization,
     (ii) has all requisite partnership power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a material adverse effect on the business, assets or financial condition of such VB Partnership Subsidiary.

          7.1.2. AUTHORIZATION.  The execution, delivery and performance of this
                 -------------
     Credit Agreement and the other Loan Documents to which any Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority
     (and, in the case of the VB Partnership Subsidiaries, partnership authority) of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any Borrower or any of its Subsidiaries, except where such conflict, breach or contravention would not have a Material Adverse Effect, and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any material agreement or other instrument binding upon, any of the Borrowers or any of its Subsidiaries.

          7.1.3.  ENFORCEABILITY.  The  execution  and  delivery  of this Credit
                  --------------
     Agreement and the other Loan Documents to which any Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     7.2.  GOVERNMENTAL  APPROVALS.  The execution,  delivery and performance by
           -----------------------
each of the Borrowers and their Subsidiaries of this Credit Agreement and the other Loan Documents to which such Person is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained, except where the failure to obtain such consent or approval would not have a Material Adverse Effect.

     7.3.  TITLE TO  PROPERTIES;  LEASES.  Except as  indicated  on Schedule 7.3
           -----------------------------                            -------- ---
hereto, FCI and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of FCI and its Subsidiaries as at the Interim Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     7.4.  FINANCIAL STATEMENTS.
           --------------------

          7.4.1.  FISCAL YEAR. Each Borrower and each of its  Subsidiaries has a
                  -----------
     fiscal year which is the twelve months ending on December 31 of each calendar year.

          7.4.2.  FINANCIAL STATEMENTS.
                  --------------------

          (a) There has been furnished to each of the Banks a consolidated balance sheet of FCI and its Subsidiaries as at December 31, 1999 and as at the Interim Balance Sheet Date and consolidated statements of income of FCI and its Subsidiaries for the fiscal periods then ended, certified by Ernst & Young LLP in the case of the annual financial statements and satisfactory to the Administrative Agent. Such balance sheets and statements of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrowers as at the close of business on the dates thereof and the results of operations for the fiscal periods then ended. There are no contingent liabilities of any Borrower or any of its Subsidiaries as of such dates involving material amounts, known to the officers of such Borrower, which were not disclosed in such balance sheets and the notes related thereto or pursuant to ss.7.7 hereof.

          (b) There has been furnished to each of the Banks five year financial projections of FCI and its Subsidiaries, satisfactory to the Administrative Agent. Such projections represent the Borrowers' reasonable and good faith estimate of FCI's and its Subsidiaries' future financial performance for the periods set forth therein and have been prepared on the basis of assumptions stated therein which the Borrowers believe are fair and reasonable in light of current business conditions.

     7.5. NO MATERIAL CHANGES,  ETC. Except as disclosed on Schedule 7.5 hereto,
          --------------------------                        -------- ---
since the Interim Balance Sheet Date there has occurred no materially adverse change in the financial condition, operations, assets, income, prospects or business of the Borrowers and their Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of FCI and its Subsidiaries as at the Interim Balance Sheet Date, or the consolidated statement of income for the fiscal period then ended, other than changes in the ordinary course of business that have not had any Material Adverse Effect. Since the Interim Balance Sheet Date, no Borrower has made any Distribution except for stock repurchases made by FCI which were approved by Fleet and the Administrative Agent under the Existing FCI Credit Agreement.

     7.6. FRANCHISES,  PATENTS,  COPYRIGHTS,  ETC. Each of the Borrowers and its
          ----------------------------------------
Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     7.7.  LITIGATION.  Except as otherwise  disclosed on FCI's annual report on
           ----------
Form 10-K for the year ended December 31, 1999 and quarterly report on Form 10-Q's for the quarter ended March 31, 2000 filed with the Securities and Exchange Commission (collectively the "Base Report"), which Base Report shall have been delivered to the Administrative Agent prior to the Closing Date, or as otherwise set forth on Schedule 7.7, there are no actions, suits, proceedings or
                       ------------
investigations of any kind pending or, to the best knowledge of the Borrowers, threatened against any Borrower or any of its Subsidiaries or any of the Guarantors before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Loan Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Loan Documents, (iii) seeking any determination or ruling that would adversely affect the performance by any Borrower or any of its Subsidiaries or any of the Guarantors of its respective obligations under this Credit Agreement or any of the other Loan Documents, (iv) seeking any
determination   or  ruling  that  would   adversely   affect  the   validity  or
enforceability  of this Credit  Agreement or any of the other Loan  Documents or any action taken or to be taken pursuant thereto, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect or result in any substantial liability not covered by insurance or for which adequate reserves are not maintained on the consolidated balance sheet of FCI and its Subsidiaries; provided, however,
                                                             --------   -------
that in the event the Administrative Agent shall receive a report dated subsequent to the date of the Base Report, which report shall disclose the existence of, and accurately describe, one or more proceedings or investigations which are not disclosed in the Base Report, and the Administrative Agent shall not identify in writing to the Borrowers, within 90 days of the receipt of such report, one or more of the proceedings or investigations described in such report as constituting a proceeding or investigation of a type described in one or more of clauses (i) through (v) above, the existence of each such proceeding or investigation not so identified to the Borrowers shall be deemed not to constitute a breach of the representation and warranty of this ss. 7.7.

     7.8. NO MATERIALLY ADVERSE  CONTRACTS,  ETC. None of the Borrowers or their
          --------------------------------------
Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future, in the judgment of such Borrower's or Subsidiary's officers, to have a Material Adverse Effect. None of the Borrowers or their Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of such Borrower's or Subsidiary's officers, to have any Material Adverse Effect.

     7.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrowers or
          --------------------------------------------
their Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or have a Material Adverse Effect.

     7.10. TAX STATUS. Each Borrower and its Subsidiaries (i) have made or filed
           ----------
all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except for taxes being contested as provided in (ii) above, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrowers know of no basis for any such claim.

     7.11. NO EVENT OF DEFAULT.  No Default or Event of Default has occurred and
           -------------------
is continuing.

     7.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrowers or
           -------------------------------------------
their  Subsidiaries  is a "holding  company",  or a

"subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     7.13.  ABSENCE  OF  FINANCING  STATEMENTS,  ETC.  Except  with  respect  to
            ----------------------------------------
Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of any Borrower or any of its Subsidiaries or any rights relating thereto.

     7.14. PERFECTION OF SECURITY INTEREST.  All filings,  assignments,  pledges
           -------------------------------
and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Collateral Agent's security interest in the Collateral. The Collateral and the Collateral Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. A Borrower or a Guarantor party to one of the Security Agreements is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     7.15. CERTAIN  TRANSACTIONS.  Except for arm's length transactions pursuant
           ---------------------
to which any Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of any Borrower or any of its Subsidiaries is presently a party to any transaction with any Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of any Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     7.16.  EMPLOYEE BENEFIT PLANS.
            ----------------------

          7.16.1.  IN GENERAL.  Each Employee  Benefit Plan and each  Guaranteed
                   ----------
     Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA. The Borrowers have heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

          7.16.2.  TERMINABILITY  OF WELFARE  PLANS.  No Employee  Benefit Plan,
                   --------------------------------
     which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The applicable Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of such Borrower without liability to any Person other than for claims arising prior to termination.

          7.16.3.  GUARANTEED  PENSION PLANS. Each  contribution  required to be
                   -------------------------
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and no Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by any Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such

     Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          7.16.4.  MULTIEMPLOYER  PLANS. No Borrower nor any ERISA Affiliate has
                   --------------------
     incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. No Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

     7.17.  USE OF PROCEEDS.
            ---------------

          7.17.1.  GENERAL.  The  proceeds  of the Loans  shall be used first to
                   -------
     refinance the Existing Credit Agreements and pay associated fees and expenses, and thereafter to (a) finance the Borrowers' purchase of Base Contracts, and (b) for working capital and general corporate purposes of FCI and its Subsidiaries. The Borrowers will obtain Letters of Credit solely for general corporate purposes.

          7.17.2. REGULATIONS U AND X. No portion of any Loan is to be used, and
                  -------------------
     no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          7.17.3. INELIGIBLE SECURITIES. No portion of the proceeds of any Loans
                  ---------------------
     is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible Securities being underwritten or privately placed by a
     Section 20 Subsidiary, or (c) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of any Borrower or any Subsidiary or other Affiliate of any Borrower.

     7.18.  ENVIRONMENTAL  COMPLIANCE.  The  Borrowers  have taken all necessary
            -------------------------
steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

          (a) none of the Borrowers, their Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a Material Adverse Effect;

          (b) none of the Borrowers and their Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c) except as set forth on Schedule 7.18 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by any Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of any Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of any Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of any Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

          (d) None of the Borrowers and their Subsidiaries or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

     7.19.  SUBSIDIARIES,  ETC. The  Subsidiaries of the Borrowers are listed on
            ------------------
Schedule 7.19. Each of the Subsidiaries of each Borrower listed on Schedule 7.19
-------- ----                                                      -------- ----
is a wholly-owned  Subsidiary of such Borrower.  Except as set forth on Schedule
7.19 hereto, no Borrower nor any Subsidiary of any Borrower is engaged in any joint venture or partnership with any other Person.

     7.20.  BANK  ACCOUNTS.  Schedule  7.20 sets forth the  account  numbers and
            --------------   --------  ----
location of all Local Accounts and Interim Concentration Accounts of each of the Borrowers and their Subsidiaries.

     7.21.  DISCLOSURE.  Except as disclosed to the Administrative Agent and the
            ----------
Banks in writing as of the Closing Date, neither this Credit Agreement nor any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to any Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. Except as disclosed to the Administrative Agent and the Banks in writing as of the Closing Date, there is no fact known to any Borrower or any of its Subsidiaries which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

     7.22.  FAIRSHARE  PROGRAM.  (a) On any date of determination,  for each VOI
            ------------------
Regime for which the constituent VOIs are comprised primarily of UDIs, the ratio of (i) the total number of Points actually allocated to a VOI Regime pursuant to the Fair Share Plus Program at such time for the next succeeding twelve month period, divided by (ii) the total number of Points which are allocable to available occupiable space in such VOI Regime over such twelve month period does not exceed a ratio of 1.0 to 1.0.

     (b) On any date of determination, for each owner of a UDI who is a member of the FairShare Plus Program, the ratio of (i) the number of Points allocated to such owner in a VOI Regime in return for assigning his VOI to the FairShare Plus Program trust divided by (ii) the total number of Points assigned to all UDI owners in such VOI Regime does not exceed the percentage of such owner's undivided interest in such VOI Regime as described in such owner's Base Contract (and related deed).

                   8. AFFIRMATIVE COVENANTS OF THE BORROWERS.
                      --------------------------------------

     Each Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

     8.1. PUNCTUAL PAYMENT.  The Borrowers will duly and punctually pay or cause
          ----------------
to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Administrative Fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which any Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     8.2.  MAINTENANCE  OF OFFICE.  (a) FCI will  maintain  its chief  executive
           ----------------------
office at 8669 Commodity Circle, Suite 300, Orlando, Florida 32819, or at such other place in the United States of America as FCI shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon FCI in respect of the Loan Documents to which FCI is a party may be given or made; and (b) FAC will maintain its chief executive office at 7730 West Sahara Avenue, Suite 105, Las Vegas Nevada 89117, or at such other place in the United States of America as FAC shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon FAC in respect of the Loan Documents to which FAC is a party may be given or made.

     8.3.  RECORDS AND ACCOUNTS.  Each Borrower will (i) keep, and cause each of
           --------------------
its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (iii) at all times engage Ernst & Young LLP or other independent certified public accountants satisfactory to the Administrative Agent as the independent certified public accountants of the Borrowers and their Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

     8.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrowers will
          --------------------------------------------------
deliver to each of the Banks:

          (a) as soon as practicable, but in any event not later than one hundred twenty (120) days after the end of each fiscal year of the Borrowers, the consolidated balance sheet of FCI and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by Ernst & Young LLP or by other independent certified public accountants satisfactory to the Administrative Agent, together with a written statement from such accountants to the effect (i) that they have read a copy of this Credit Agreement, (ii) that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under ss.ss.9 or 10 hereof, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default and (iii) that, based upon certain agreed upon procedures, they have reviewed the most recent Borrowing Base Report of the Borrowers and the calculations of the Borrowing Base made by the Borrowers in preparing such Borrowing Base Report and have determined that such
     Borrowing Base Report and calculation are accurate in all material respects, or if such accountants have obtained knowledge of any inaccuracy, they shall disclose in such statement any such inaccuracy; provided that
                                                                   --------
     such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

          (b) as soon as practicable, but in any event not later than sixty (60) days after the end of each fiscal quarter (other than the fourth fiscal quarter) of the Borrowers (i) copies of the unaudited consolidated balance sheet of FCI and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of Borrowers' fiscal year then elapsed, each setting forth in comparative form (A) the figures from the previous fiscal year and (B) the Borrowers' annual budget delivered pursuant to ss.8.4(h) hereof, broken down by resort and all in reasonable detail, together with a certification by the principal financial or accounting officer of FCI that the information contained in such financial statements fairly presents the financial position of FCI and its Subsidiaries on the date thereof and for the period then elapsed (subject to year-end adjustments);

          (c) as soon as practicable, but in any event not later than twenty-five (25) days after the end of each fiscal month, (i) copies of the FCI's internal monthly management report which shall include the unaudited consolidated balance sheet of FCI and its Subsidiaries and the unaudited consolidating balance sheet of FCI and its Subsidiaries (done by resort), each as at the end of such fiscal month, and the related consolidated statement of income and consolidating statement of income (done by resort) for the portion of the Borrowers' fiscal year then elapsed, each (except for the consolidating statements) setting forth in comparative form (A) the figures from the previous fiscal year and (B) FCI's annual budget delivered pursuant to ss.8.4(h) hereof, broken down by resort and all in reasonable detail and prepared in accordance with generally accepted accounting principles;

          (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, (i) a statement certified by the principal financial or accounting officer of the Borrowers in substantially the form of Exhibit E hereto and setting forth in reasonable
                                ------- -
     detail computations evidencing compliance with each of the covenants set forth in ss.10 hereof), and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Interim Balance Sheet Date, and certifying that no Default or Event of Default exists as of the date of such certificate, or if a Default or Event of Default does exist specifying the nature and proposed remedy thereof;

          (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of FCI;

          (f) within three Business Days after the first and fifteenth day of each month, or at such earlier time as the Administrative Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as of the first and fifteenth day of such month or other date so requested by the Administrative Agent, provided that immediately prior to
                                              --------
     the occurrence of a sale or other disposition of assets permitted by ss.9.5.2 hereof, the Borrowers shall deliver to the Banks (A) a Borrowing Base Report setting forth the Borrowing Base prior to such permitted sale or disposition and (B) a

     Borrowing Base Report indicating the Borrowing Base after giving effect to such sale or disposition (provided, however, that the Borrowing Base Reports required by the foregoing clauses (A) and (B) need not be delivered to the Administrative Agent in connection with the sale or disposition of Base Contracts pursuant to paragraph (iv) of ss.9.5.2);

          (g) at the same time as the Borrowing Base Report are delivered in accordance with paragraph (f) above, a Base Contracts aging report;

          (h) not later than December 31 of each fiscal year of the Borrowers, a draft annual consolidated budget for FCI and its Subsidiaries as well as draft annual budgets for each resort, prepared on a monthly basis, for the next following fiscal year, and not later than February 15 of each fiscal year of the Borrowers, a final annual consolidated budget for FCI and its Subsidiaries as well as final annual budgets for each resort, prepared on a monthly basis, for such fiscal year;

          (i) at least two days prior to any sales of Base Contracts by FCI or any of its Subsidiaries to FAC, the list of Base Contracts which FAC proposes to buy from FCI or such Subsidiary pursuant to the Operating Agreement and a copy of such list shall be sent to each nominee under each Title Clearing Agreement (provided, however, that such lists of Base Contracts need not be delivered to the Administrative Agent until such time as the Administrative Agent has given the Borrowers a notice to the effect that such Base Contracts shall thereafter be delivered); and

          (j) from time to time such other financial data and information (including accountants' management letters) as the Administrative Agent or any Bank may reasonably request.

     8.5.  NOTICES.
           -------

          8.5.1. DEFAULTS. The Borrowers will promptly notify the Administrative
                 --------
     Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any

     Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Administrative Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          8.5.2.  ENVIRONMENTAL  EVENTS. The Borrowers will promptly give notice
                  ---------------------
     to the Administrative Agent and each of the Banks (i) of any violation of any Environmental Law that any Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of any Borrower or any of its Subsidiaries, or the Collateral Agent's security interests pursuant to the Security Documents.

          8.5.3.  NOTIFICATION OF CLAIM AGAINST COLLATERAL.  The Borrowers will,
                  ----------------------------------------
     immediately upon becoming aware thereof, notify the Administrative Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Collateral Agent's rights with respect to the Collateral, are subject in an amount equal to or greater than $500,000.

          8.5.4.  NOTICE OF LITIGATION  AND JUDGMENTS.  The Borrowers  will, and
                  -----------------------------------
     will cause each of their Subsidiaries to, give notice to the Administrative Agent and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any Borrower or any of its Subsidiaries or to which any Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against any Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on any Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. Each Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Banks, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against such Borrower or any of its Subsidiaries in an amount in excess of $1,000,000.

     8.6. CORPORATE EXISTENCE;  MAINTENANCE OF PROPERTIES. Each Borrower will do
          -----------------------------------------------
or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company or limited liability partnership. It
(i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this ss.8.6 shall prevent any Borrower from
--------
discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not have a Material Adverse Effect.

     8.7. INSURANCE. Each Borrower will, and will cause each of its Subsidiaries
          ---------
to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent, all of which insurance shall be reasonably satisfactory to the Administrative Agent.

     Without limiting the generality of the foregoing:

          (a) Each Borrower shall, and shall cause its Subsidiaries (1) to use its best efforts, in the case of Projects where such Borrower or any of its Subsidiaries maintains primary or substantial responsibility for management, administration or other services of a similar nature, and (2) to do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Projects where such Borrower or any of its Subsidiaries does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause each of the POAs for each Projects, to (A) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which (x) satisfies the requirements of the declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and (B) apply the proceeds of any such insurance policies in the manner specified in the relevant declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which efforts shall include, in any case, voting as a member of the POA or as a proxy or attorney-in-fact for the nominee under the applicable Title Clearing Agreement). For the avoidance of doubt, the parties hereto acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POAs in accordance with the respective declaration (or any similar charter document) relating to each VOI Regime.

          (b) The Borrowers shall maintain separate errors and omissions coverage insuring the Collateral Agent's, the Administrative Agent's and the Banks' respective risks against loss through errors of the Borrowers' or the Servicer's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Collateral Agent and the Administrative Agent, as a loss payee. Each Borrower shall also maintain a separate fidelity bond coverage insuring the Collateral Agent's, the Administrative Agent's and the Banks' respective risks against losses through wrongdoing of such Borrower's or the Servicer's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Collateral Agent and the Administrative Agent, as an additional loss payee. Each such insurance policy required pursuant to this ss.8.7(b) shall provide for written notice to the Administrative Agent by the insurer at least 30 days prior to the cancellation of such insurance. Evidence reasonably satisfactory to the Administrative Agent of all renewals or replacements necessary to maintain such insurance from time to time in force shall be delivered by the Borrowers to the Administrative Agent prior to the expiration date of the then current insurance policy.

     8.8. TAXES. Each Borrower will, and will cause each of its Subsidiaries to,
          -----
duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge,
                                 --------
levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that each Borrower and each Subsidiary of such
              --------  -------
Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

                 8.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.
                      ---------------------------------------

          8.9.1.  GENERAL.  Each  Borrower  shall permit the Banks,  through the
                  -------
     Administrative Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of such Borrower or any of its Subsidiaries, to examine the books of account of such Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Bank may reasonably request. All visits and inspections by the Administrative Agent shall be conducted at the expense of the Borrowers.

          8.9.2.  COLLATERAL  REPORTS.  No more frequently than once during each
                  -------------------
     calendar year, or more frequently as determined by the Administrative Agent if an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, the Borrowers will obtain and deliver to the Administrative Agent, or, if the Administrative Agent so elects, will cooperate with the Administrative Agent in the Administrative Agent's obtaining, a report of an independent collateral auditor satisfactory to the Administrative Agent (which may be affiliated with one of the Banks) with respect to the Base Contracts included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Base Contracts (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of each Borrower or its applicable Subsidiary). All such collateral value reports shall be conducted and made at the expense of the Borrowers.

          8.9.3.  COMMERCIAL FINANCE EXAMINATIONS.  No more frequently than once
                  -------------------------------
     each calendar year, or more frequently as determined by the Administrative Agent if an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, the Borrowers will permit the Banks, through the Administrative Agent or any of the Bank's other designated representatives, to conduct a commercial finance examination of the Borrowers and their Subsidiaries, at such reasonable times and intervals as the

     Administrative Agent will request. All such commercial finance examinations shall be conducted and made at the expense of the Borrowers.

          8.9.4.  COMMUNICATIONS WITH ACCOUNTANTS.  Each Borrower authorizes the
                  -------------------------------
     Administrative Agent and, if accompanied by the Administrative Agent, the Banks to communicate directly with such Borrower's independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Borrower or any of its Subsidiaries. At the request of the Administrative Agent, the Borrowers shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this ss.8.9.4.

     8.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each Borrower
           ------------------------------------------------------
will, and will cause each of its Subsidiaries to, comply in all material respects with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Banks with evidence thereof.

     8.11.  EMPLOYEE BENEFIT PLANS.  Each Borrower will (i) promptly upon filing
            ----------------------
the same with the Department of Labor or Internal Revenue Service, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041,

4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA.

     8.12.  USE OF PROCEEDS.  The  Borrowers  will use the proceeds of the Loans
            ---------------
solely (i) to refinance the Existing Credit Agreements and pay associated fees and expenses, (ii) finance the Borrowers' purchase of Base Contracts, and (iii) for working capital and general corporate purposes of FCI and its Subsidiaries. The Borrowers will obtain Letters of Credit solely for general corporate purposes.

     8.13.  BANK ACCOUNTS.
            -------------

          8.13.1.  GENERAL. On or prior to the Closing Date, the Borrowers will,
                   -------
     and will cause each Guarantor to, (i) establish one or more depository accounts (collectively the "Fleet Concentration Account") under the control of the Administrative Agent for the benefit of the Banks and the Administrative Agent, in the name of the Borrowers, (ii) instruct all account debtors and other obligors, pursuant to notices of assignment and instruction letters in form and substance satisfactory to the Administrative Agent, to remit all cash proceeds of Base Contracts directly to the Fleet Concentration Account or to local depository accounts ("Local Accounts") or concentration depository accounts ("Interim Concentration Accounts") with financial institutions which have entered into agency account agreements and, if applicable, lock box agreements (collectively, "Agency Account Agreements") in form and substance satisfactory to the Administrative Agent, or the Fleet Concentration Account, (iii) direct all depository institutions with Local Accounts to cause all funds held in each such Local Account to be transferred no less frequently than once each day to, and only to, an Interim Concentration Account or the Fleet Concentration Account, (iv) direct all depository institutions with Interim Concentration Accounts to cause all funds of the Borrowers and the Guarantors held in such Interim Concentration Accounts to be transferred daily to, and only to, the Fleet Concentration Account, and (v) at all times ensure that immediately upon receipt by any Borrower or any Guarantor of any funds constituting or cash proceeds of any Collateral, all such amounts shall have been deposited in a Local Account, an Interim Concentration Account or the Fleet Concentration Account.

          8.13.2. ACKNOWLEDGMENT OF APPLICATION. The Borrowers hereby agree that
                  -----------------------------
     all amounts received by the Administrative Agent in the Fleet Concentration Account will be the sole and exclusive property of the Administrative Agent, for the accounts of the Banks and the Administrative Agent, to be applied in accordance ss.2.10 or ss.2.11 as applicable.

     8.14.  MAINTENANCE AND COLLECTION OF BASE CONTRACTS; CUSTODIAN.
            -------------------------------------------------------

          (a) On or before the Closing Date, and thereafter promptly upon the acquisition or origination of Base Contracts by any of the Borrowers or any of the Guarantors, the Borrowers will, and will cause each such Guarantor to, deliver or cause to be delivered directly to the Custodian for the benefit of the Collateral Agent pursuant to the Custodial Agreements all original copies of the Base Contracts of such Borrower and such Guarantor (or in the case of Base Contracts consisting of a sales contract and a separate promissory note, a copy of such sales contract and the original of such promissory note), together with all contracts and papers related to such Base Contract. The Custodian will hold, maintain and keep custody of all such Base Contracts for the benefit of the Collateral Agent as set forth in the Custodial Agreements. The Borrowers and the Guarantors will be responsible for collection on all of their Base Contracts.

          (b) The Custodian shall at all times maintain control of the Base Contracts for the benefit of the Collateral Agent and the Guarantors pursuant to the Custodial Agreements. The Borrowers may access the Base Contracts at Custodian's storage facility (as described in the Custodial Agreements) only for the purposes and upon the terms and conditions set forth herein and in the Custodial Agreements.

          (c) Each Borrower will, and will cause each of the Guarantors to, at all times comply with the terms of and their obligations under the Custodian Agreements, and shall not enter into any modification, amendment or supplement of or to, and shall not terminate, any of the Custodial Agreements without the prior written consent of the Majority Banks.

     8.15.  FAC'S TRANSACTIONS WITH FCI
            ---------------------------

     (a)  Operating  Agreement.  The  Operating  Agreement  shall  set forth the
          --------------------
purchase price (100% of the outstanding principal balance plus all accrued but unpaid interest) to be paid to FCI by FAC for an Eligible

Base Contract, Eligible Green Base Contracts and Eligible Prime Base Contract and all other terms and conditions of such purchase.

     (b) Purchase of Base  Contracts  from FCI. From and after the Closing Date,
         -------------------------------------
FAC may only purchase Base Contracts from FCI in accordance with the Operating Agreement.

     (c) Procedure for  Purchasing  Base  Contracts  from FCI. On or immediately
         ----------------------------------------------------
following each Contract Settlement Date, FAC shall deliver to the Collateral Agent and to each nominee under each Title Clearing Agreement a list of the Base Contracts (if any) that it has purchased from FCI on such Contract Settlement Date, together with all documentation relating thereto.

     (d) Sale of Base Contracts to FCI. FAC may at any time sell a Base Contract
         -----------------------------
to FCI for a purchase price equal to or greater than 100% of such Base Contract's outstanding principal balance in accordance with the terms of the Operating Agreement. Proceeds of such sales shall be applied as set forth in ss.2.10 or ss.2.11, as applicable.

     8.16. SERVICING OF BASE CONTRACTS. FAC will manage, administer, service and
           ---------------------------
make collections on the Base Contracts included in the Collateral and perform all contractual and customary undertakings of the holder of the Base Contracts to the obligors thereunder. In managing, administering, servicing and making collections on the Base Contracts, FAC will exercise that degree of skill and care consistent with the practices employed by prudent lending institutions which originate and service instruments and agreements similar to the Base Contracts or other time share loans in the jurisdictions where the Approved Projects are located and FAC's written credit standards and collection policies, so long as such practices and policies are in the best interests of the Banks. FAC shall maintain such books of account, computer data files and other records as will enable the Administrative Agent and the Collateral Agent to determine the status of each Base Contract included in the Collateral and will enable each such Base Contract to be serviced by another Person. Pursuant to and in accordance with the Operating Agreement, FAC may appoint FCI to perform one or more of its obligations under this ss.8.16.

     FAC will, consistent with the foregoing provisions, act in such a manner as will maximize the receipt of scheduled collections in respect of the Base Contracts. FAC shall not appoint any other Person as an agent to perform the servicing obligations and duties described in this ss.8.15 without the prior written consent of the Majority Banks. If an Event of Default shall have occurred and be continuing, the Administrative Agent may, and at the request of the Majority Banks shall, in addition to its other rights and remedies available to it under this Credit Agreement and the other Loan Documents, by written notice given to the Borrowers, require FAC to promptly transfer all servicing obligations and duties described in this ss.8.16 to a successor servicer which is (i) a financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of consumer finance receivables (similar to the Base Contracts, if possible) and
(ii) satisfactory to the Administrative Agent and the Majority Banks. Any such successor servicer shall be appointed pursuant to a written agreement satisfactory to the Administrative Agent and the Majority Banks, which agreement shall set forth in greater detail the responsibilities and duties of such successor servicer. Upon appointment of such successor servicer, all of the rights and obligations of FAC and any agent of FAC with respect to the servicing of Base Contracts shall terminate and pass to and be vested in the successor servicer, all as set forth in the agreement by which such successor servicer is appointed.

     8.17. LEGAL OPINIONS.  In the event that FCI or any Guarantor originates or
           --------------
expects to originate Base Contracts for VOIs or Lots at an Approved Project which is not located in a state included in the Existing Resort Cities on the Closing Date, the Borrowers shall, if requested by the Administrative Agent, furnish to the Administrative Agent and the Banks an opinion of local counsel to the Borrowers and the Guarantors for the jurisdiction in which such Approved Project is located stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Credit Agreement and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the first priority lien and security interest of the Collateral Agent in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interests. In addition, no Borrower or Guarantor will change its chief executive office and principal place of business or remove any portion of the Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Base Contract) from the jurisdiction in which it was held on the Closing Date unless the Administrative Agent and the Banks shall have first received an opinion of counsel to the effect that the lien and security interests granted to the Collateral Agent with respect to such property will continue to be maintained after giving effect to such action or actions.

     8.18.  FURTHER  ASSURANCES.  Each Borrower will, and will cause each of its
            -------------------
Subsidiaries to, cooperate with the Banks and the Administrative Agent and execute such further instruments and documents as the Majority Banks or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

     8.19.  COMPUTER  EQUIPMENT.  Each Borrower  represents  and warrants to the
            -------------------
Administrative Agent and the Banks that as of the date hereof all computer software, tapes, disks and other electronic media relating to the Base Contracts, any VOI Regime, the Fair Share Plus Program, the Reservation System and the Fairfield Destinations Vacation Club operate on computer hardware that is available to the general public without significant modification. If at any time after the date hereof, the foregoing representation shall cease to be accurate, the Borrowers shall promptly, and in any event within thirty (30) days thereafter, grant to the Collateral Agent under the Security Agreements a security interest in and lien on any specialized or modified computer hardware required to run such computer software.

                 9. CERTAIN NEGATIVE COVENANTS OF THE BORROWERS.
                    -------------------------------------------

     Each Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligations to issue, extend or renew any Letters of Credit:

     9.1.  RESTRICTIONS  ON  INDEBTEDNESS.  The Borrowers will not, and will not
           ------------------------------
permit any of their Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Banks and the Administrative Agent arising under any of the Loan Documents;

          (b) current liabilities of such Borrower or such Subsidiary incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies and liabilities under employee benefit plans, including, without limitation, pension plans, to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.8.8;

          (d) Indebtedness in an aggregate amount not to exceed $1,000,000 in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) Securitizations with respect to which the obligor is a special-purpose, bankruptcy-remote Subsidiary of FAC, neither FCI, FAC nor any of FCI's other Subsidiaries is directly or indirectly liable for any indebtedness or obligations incurred by such special-purpose bankruptcy remote Subsidiary, and neither FAC, FCI nor any of FCI's other Subsidiaries is obligated to repurchase defaulted Base Contracts sold to such special-purpose, bankruptcy-remote Subsidiary as part of such Securitization;

          (g) purchase-money Indebtedness (exclusive of any Indebtedness permitted pursuant to (l) below) incurred in connection with the acquisition of any real or tangible personal property by FCI or its
     Subsidiaries (other than FCC and Nonconsolidated Subsidiaries) or the construction of improvements on any real property owned by FCI or its Subsidiaries (other than FCC and Nonconsolidated Subsidiaries), provided
                                                                        --------
     that (A) such  Indebtedness  is  non-recourse to FCI or such Subsidiary and
     ----
     (B) such Indebtedness does not exceed in the aggregate at any time ten percent (10%) of Consolidated Tangible Net Worth;

          (h) unsecured Indebtedness of a Guarantor to FCI or of FCI to a Guarantor which is expressly subordinated and made junior to the payment and performance of the Obligations;

          (i) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto and renewals which do not increase the amount
         --------  ---
     thereof, in each case satisfactory to the Administrative Agent;

          (j)  Intentionally deleted;

          (k) obligations of FRC, FCC and FFC-II to FAC under the Receivables Purchase Agreements;

          (l) Indebtedness of the Borrowers under Capitalized Leases in an amount not to exceed $20,000,000 in the aggregate at any time outstanding;

          (m) Senior Indebtedness;

          (n) Indebtedness of one Borrower to another Borrower which is expressly subordinated and made junior to the payment and performance of the Obligations; and

          (o) Indebtedness of the Borrowers not described in the foregoing clauses (a)-(n) which is incurred to develop one or more Projects for which the Administrative Agent and Majority Banks have declined to provide financing, provided that (A) such Indebtedness does not at anytime exceed
                 -------- ----
     $25,000,000 in the aggregate, (B) the collateral securing such Indebtedness shall be limited to the Project for which such Indebtedness is used and the Base Contracts originated for VOIs or Lots located in such Project, and (C) the total cost of such Project is less than the Total Commitment as of the date such Indebtedness is incurred.

     9.2. RESTRICTIONS ON LIENS. The Borrowers will not, and will not permit any
          ---------------------
of their Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any

Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (vii) of the definition of the term "Indebtedness," with or without recourse; provided that such Borrower or such
                                             --------
Subsidiary may create or incur or suffer to be created or incurred or to exist:

          (a) liens on assets other than the Collateral to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on assets other than the collateral to secure claims for labor, material or supplies in respect of obligations not overdue;

          (b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (c) liens on assets other than the Collateral in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (d) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties other than the Collateral in respect of obligations (i) not more than thirty (30) days overdue or (ii) or which are being contested in good faith and for which a surety bond has been obtained in an amount sufficient to effect satisfaction and discharge thereof;

          (e) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which such Borrower or such Subsidiary is a party, and other minor liens or encumbrances none of which in the opinion of the Borrowers interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers and their Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of any Borrower individually or of the Borrowers and their Subsidiaries on a consolidated basis;

          (f) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by ss.9.1(g), incurred in connection with the acquisition of such real or personal property or construction of improvements on such real property, which security interests or mortgages cover only the real or personal property so acquired or to be improved, provided that such real or personal property does not constitute Collateral;

          (g) liens on the collateral described in ss.9.1(o) hereof to secure the Indebtedness permitted by ss.9.1(o);

          (h) liens  existing  on the date  hereof  and listed on  Schedule  9.2
                                                                   --------  ---
    hereto;

          (i) liens in favor of the Collateral Agent for the benefit of the Banks and the Administrative Agent under the Loan Documents;

          (j) liens on those Base  Contracts and other assets  transferred  to a
     special-purpose   bankruptcy-remote   Subsidiary   of  FAC  to  secure  the
     Indebtedness of such Subsidiary described in ss.9.1(f);

          (k) liens on property or assets which do not constitute Collateral to secure the Senior Indebtedness; and

          (l) liens on Real Estate consisting of Assessments not yet due or payable.

     Without limiting this ss.9.2, in no event shall any Borrower or any Subsidiary create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind on any Base Contracts or other receivables arising in connection with any real estate or related improvements with respect to which Eligible Base Contracts, Eligible Prime Base Contracts or Eligible Green Base Contracts have been generated and included in the Borrowing Base hereunder.

     Notwithstanding any provisions of this Agreement or any of the other Loan Documents, this Section 9.2 shall not apply to FCI Treasury Stock.

     9.3.  RESTRICTIONS  ON  INVESTMENTS.  The Borrowers  will not, and will not
           -----------------------------
permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by such Borrower;

          (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

          (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Service, Inc., and not less than "A 1" if rated by Standard and Poor's Rating Group;

          (d) Investments listed on Schedule 9.3 hereto;
                                    -------- ---

          (e) Investments existing on the date hereof consisting of Investments by each Borrower in Subsidiaries of such Borrower;

          (f) Investments with respect to Indebtedness permitted by ss.9.1(h) so long as such entities remain Subsidiaries of FCI;

          (g) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business;

          (h) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by ss.9.5.2(ii);

          (i) Investments consisting of capital contributions (whether in cash or by forgiveness of intercompany indebtedness) by FCI to FAC or a Guarantor;

          (j) Investments consisting of capital contributions to or promissory notes received as proceeds from a special-purpose bankruptcy-remote Subsidiary of FAC by reason of a disposition of Base Contracts pursuant to a Securitization so long as such Securitization is permitted by ss.9.1(f) and such disposition of Base Contracts is permitted by ss.9.5.2(iii); and

          (k)  Investments  consisting  of  Distributions  (including,   without
     limitation, the FCI Treasury Stock held by FCI) permitted under Section 9.4 hereof.

     9.4. DISTRIBUTIONS.  The Borrowers will not make any Distributions,  except
          -------------
that FCI may make:

          (i) Distributions to its stockholders consisting of the declaration and payment of dividends;

          (ii) Distributions consisting of the repurchase by FCI of shares of its common stock issued to or owned by employees under employment benefit plans or arrangements, the consideration for which involves the payment by FCI of a corresponding value in withholding taxes to federal and state taxing authorities, provided that such repurchases shall not exceed an aggregate of $350,000 in any calendar year; and

          (iii) Distributions consisting of the repurchase by FCI, in the open market or in privately negotiated transactions, of up to $60,000,000 of its outstanding common stock, provided that all such repurchases must be made on or before August 31, 2000;

in each case, so long as (a) in the case of  Distributions  described in clauses
(i) and (ii) above, such Distributions in the aggregate do not exceed forty percent (40%) of the Consolidated Net Income of FCI and its Subsidiaries for the fiscal year immediately preceding the fiscal year in which such Distributions are to be made, (b) in the case of Distributions described in clause (i) above, such Distributions are made no more frequently than quarterly during each fiscal year, (c) any such Distributions are reconciled in the audited year end financial statements of FCI and its Subsidiaries delivered to the Administrative Agent pursuant to ss.8.4, and (d) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such Distributions. Any Subsidiary of any Borrower may make Distributions to such Borrower. Any shares of repurchased FCI common stock may be held by FCI as treasury stock ("FCI Treasury Stock"), reissued or cancelled.

     9.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.
          -----------------------------------------------

          9.5.1. MERGERS AND ACQUISITIONS.  The Borrowers will not, and will not
                 ------------------------
     permit any of their Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except the merger or consolidation of any Subsidiary of FCI (other than FCC and Nonconsolidated Subsidiaries) with and into FCI, or the merger or consolidation of two or more Subsidiaries (other than FCC and Nonconsolidated Subsidiaries) of the Borrowers.

          9.5.2.  DISPOSITION  OF ASSETS.  The Borrowers  will not, and will not
                  ----------------------
     permit any of their Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the sale of lots, homes and VOI's, in each case in the ordinary course of business consistent with past practices, without the prior written approval of the Majority Banks, except as set forth below:

          (i) Such Borrower or such Subsidiary may sell or substitute assets so long as (a) such sales are for cash to unrelated third parties in an arms length transaction, (b) such assets are not, and are not intended to be, Collateral, (c) the proceeds of each such sale are deposited in the Fleet Concentration Account, and applied in accordance with the provisions of ss.2.10 or ss.2.11, as applicable, and (d) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such disposition.

          (ii) Such Borrower or its Subsidiaries may sell Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to unrelated third parties provided that (a) each such sale is for cash, (b)
                               -------- ----
     the purchase price of the Base Contracts sold shall not be less than 80% of the principal components of such Base Contracts plus all accrued and unpaid interest on such Base Contracts, (c) the proceeds of each such sale are deposited in the Fleet Concentration Account and applied in accordance with the provisions of ss.2.10 or ss.2.11, as applicable, and (d) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such disposition.

          (iii) Such Borrower or its Subsidiaries may sell Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to special-purpose bankruptcy-remote Subsidiaries of FAC (other than FCC, FRC and FFC-II) pursuant to Securitizations permitted by ss.9.1(f), provided
                                                                        --------
     that (a) the cash portion of the purchase  price of the Base Contracts sold
     ----
     shall not be less than 80% of the principal components of such Base Contracts plus all accrued and unpaid interest on such Base Contracts, (b) the cash proceeds of such sale are deposited in the Fleet Concentration Account and applied in accordance with the provisions of ss.2.10 or ss.2.11, as applicable, and (c) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such disposition.

          (iv) FMB and the VB Originating Subsidiaries may sell or substitute Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to FCI, and FCI may sell or substitute Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to FAC, and FAC may sell or substitute Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to FCC, FRC and FFC-II, provided that (a) the terms of each such sale are no less favorable than
     --------  ----
     those contained in the Operating Agreement (with respect to sales from FMB and the VB Originating Subsidiaries to FCI and sales from FCI to FAC) or the Receivables Purchase Agreements (with respect to sales from FAC to FCC, FRC and FFC), and (b) the proceeds of each such sale are deposited in the Fleet Concentration Account and applied in accordance with the provisions of ss.2.10 or ss.2.11, as applicable, and (c) no Default or Event of Default has occurred or is continuing, or would occur after giving effect to such disposition.

          9.5.3.  DISPOSITION  OF STOCK.  The  Borrowers  will not, and will not
                  ---------------------
     permit any of their Subsidiaries to, become a party to or agree to or effect any disposition or issuance of any stock of a Subsidiary to any Person other than a Borrower.

          9.5.4.  FCI TREASURY STOCK.  Notwithstanding  any of the provisions of
                  ------------------
     this  Agreement or the other Loan  Documents to the contrary,  this Section
     9.5 shall not restrict the disposition of FCI Treasury Stock by FCI.

     9.6. SALE AND LEASEBACK. The Borrowers will not, and will not permit any of
          ------------------
their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby such Borrower or such Subsidiary shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Borrower or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

     9.7.  COMPLIANCE WITH  ENVIRONMENTAL  LAWS. Except as disclosed on Schedule
           ------------------------------------                         --------
7.18  hereto,  the  Borrowers  will  not,  and  will  not  permit  any of  their
----
Subsidiaries to, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the Real Estate, (iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e.

releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law in any material respect or bring such Real Estate in violation of any Environmental Law in any material respect.

     9.8.  SUBORDINATED DEBT. The Borrowers will not, and will not permit any of
           -----------------
their Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt or prepay, redeem or repurchase any of the Subordinated Debt.

     9.9.  EMPLOYEE  BENEFIT  PLANS.  No Borrower nor any ERISA  Affiliate  will
           ------------------------

          (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a material liability for any Borrower or any of its Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of any Borrower or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

          (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code; or

          (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     9.10. BUSINESS ACTIVITIES.  The Borrowers will not, and will not permit any
           -------------------
of their Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

     9.11. FISCAL YEAR. The Borrowers will not, and will not permit any of their
           -----------
Subsidiaries to, change the date of the end of its fiscal year from that set forth in ss.7.4.1.

     9.12.  TRANSACTIONS  WITH AFFILIATES.  The Borrowers will not, and will not
            -----------------------------
permit any of their Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of such Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, unless such transaction (a) is on terms no more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business and (b) has been disclosed to and approved by the Majority Banks.

     9.13.  BANK  ACCOUNTS.  The Borrowers  will not, and will not permit any of
            --------------
their Subsidiaries to, (i) establish any Local Accounts or Interim Concentration Accounts (other than those Local Accounts and Interim Concentration Accounts, all listed on Schedule 7.20), without giving ten (10) days prior written notice
              -------------
to the Administrative Agent, (ii) violate directly or indirectly any Agency Account Agreement or other bank agency or lock box agreement in favor of the Administrative Agent for the benefit of the Banks and the Administrative Agent with respect to such account, or (iii) deposit into any of the payroll accounts listed on Schedule 7.20 any amounts in excess of amounts necessary to pay
           --------  ----
current payroll obligations from such accounts.

     9.14. NO TERMINATION  OR  AMENDMENTS.  Unless the Majority Banks give their
           ------------------------------
prior written consent, the Borrowers will keep in full force in effect, and will not waive, amend, modify or terminate, the Tax Sharing Agreement, the Fair Share Plus Agreement, the Operating Agreement, the Custodial Agreements, or any of the Title Clearing Agreements, or amend or modify the Receivables Purchase Agreements; provided, however, (A) the Title Clearing Agreements may be amended
             --------  -------
for the purposes of (1) making additional properties subject thereto, (2) making an Affiliate of FCI a party thereto having the same rights and obligations thereunder as FCI, or (3) identifying a separate pool of Base Contracts to be sold or pledged to secure debt under a Securitization, and

(B) the FairShare Plus Agreement may be amended from time to time (1) to substitute or add additional parties thereto, (2) to comply with state and federal laws or regulations, or (3) for any other purpose, provided that with respect to this clause (3), the Borrowers furnish to the Administrative Agent an opinion of counsel in form and substance acceptable to the Administrative Agent to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of the Administrative Agent and the Banks.

     9.15.  NEGATIVE PLEDGES.  The Borrowers will not, and will not permit their
            ----------------
Subsidiaries to, enter into or permit to exist any arrangement or agreement, enforceable under applicable law, which directly or indirectly prohibits any Borrower or Guarantor from creating or incurring any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest on any assets owned by such Borrower or such Subsidiary in favor of the Administrative Agent for the benefit of the Banks and the Administrative Agent under the Loan Documents, other than with respect to assets which are subject to Permitted Liens.

                    10. FINANCIAL COVENANTS OF THE BORROWERS.
                        ------------------------------------

     Each Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

     10.1. DEBT SERVICE  COVERAGE RATIO. The Borrowers will not permit the ratio
           ----------------------------
of (i) Consolidated Operating Cash Flow for any period of four (4) consecutive fiscal quarters to (ii) the sum of (A) Consolidated Total Interest Expense for such period, plus (B) any mandatory scheduled repayments of principal on all
              ----
Indebtedness (excluding Indebtedness under the Triple-A Credit Agreement) of the Borrowers and their Subsidiaries (excluding the Nonconsolidated Subsidiaries) paid or due and payable during such period, to be less than 2.0 to 1 at any time.

     10.2.  LIABILITIES TO WORTH RATIO.  The Borrowers will not permit the ratio
            --------------------------
of Consolidated  Total Liabilities to Consolidated  Tangible Net Worth to exceed
2.25 to 1 at any time.

     10.3.  CONSOLIDATED  TANGIBLE  NET  WORTH.  The  Borrowers  will not permit
            ----------------------------------
Consolidated Tangible Net Worth at any time to be less than the sum of (i) $230,000,000 plus (ii) on a cumulative basis, 60% of positive Consolidated Net
             ----
Income for each fiscal quarter beginning with the fiscal quarter ended June 30, 2000, plus (iii) 100% of the proceeds of any sale by FCI of (A) equity securities issued by FCI, or (B) warrants or subscription rights for equity securities issued by FCI.

     10.4.  CONSOLIDATED  OPERATING  MARGIN  COVENANT.  The  Borrowers  will not
            -----------------------------------------
permit, as of the last day of any fiscal quarter, the ratio of Consolidated Earnings before Interest and Taxes to Consolidated Total Revenue for the period of four (4) consecutive fiscal quarters ended on such date to be less than twelve and one-half percent (12.5%).

     10.5. MINIMUM INVENTORY COVENANT.  The Borrowers will not permit, as of the
           --------------------------
last day of any fiscal quarter, the ratio of Consolidated VOI Revenue to Average Inventory for the period of four (4) consecutive fiscal quarters ended on such date to be less than (a) 2.0 to 1 for any fiscal quarter ending prior to or on December 31, 2000, and (b) 1.8 to 1 for any fiscal quarter ending thereafter.

                             11. CLOSING CONDITIONS.
                                 ------------------

     The obligations of the Banks to make the initial Revolving Credit Loans and of the Administrative Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to August 31, 2000:

     11.1.  LOAN  DOCUMENTS.  Each of the Loan  Documents  shall  have been duly
            ---------------
executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

     11.2.  CERTIFIED COPIES OF CHARTER DOCUMENTS.  Each of the Banks shall have
            -------------------------------------
received from each Borrower and each of the Guarantors a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or certificate of partnership, as applicable, or other incorporation or constituent documents as in effect on such date of certification, and (ii) its by-laws, or partnership agreement, as applicable, as in effect on such date.

     11.3. CORPORATE, ACTION. All corporate and partnership action necessary for
           -----------------
the valid execution, delivery and performance by each Borrower and each of the Guarantors of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     11.4. INCUMBENCY CERTIFICATE.  The Administrative Agent shall have received
           ----------------------
from each Borrower and each of the Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower or such Guarantor, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of such Borrower or such Guarantor, each of the Loan Documents and Subordination Documents to which such Borrower or such Guarantor is or is to become a party; (ii) in the case of such Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

     11.5.  VALIDITY OF LIENS.  The  Security  Documents  shall be  effective to
            -----------------
create in favor of the Collateral Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent or the Collateral Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

     11.6.  PERFECTION  CERTIFICATES AND UCC SEARCH RESULTS.  The Administrative
            -----------------------------------------------
Agent shall have received from each of the Borrowers and their Subsidiaries and each of the Guarantors a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

     11.7.  CERTIFICATES  OF  INSURANCE.  The  Administrative  Agent  shall have
            ---------------------------
received (i) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

     11.8. AGENCY ACCOUNT  AGREEMENTS.  The Borrowers shall have established the
           --------------------------
Fleet Concentration Account, and the Administrative Agent shall have received an Agency Account Agreement executed by each depository institution with a Local Account or an Interim Concentration Account.

     11.9.  BORROWING BASE REPORT. The Administrative  Agent shall have received
            ---------------------
from the  Borrowers  the initial  Borrowing  Base Report dated as of the Closing
Date.

     11.10.  BASE CONTRACTS AGING REPORT.  The  Administrative  Agent shall have
             ---------------------------
received from the Borrowers the most recent Base Contracts aging report of the Borrowers and the Guarantors dated as of a date which shall be no more than fifteen (15) days prior to the Closing Date and the Borrowers shall have notified the Administrative Agent in writing on the Closing Date of any material deviation from the Base Contracts values reflected in such Base Contracts aging report and shall have provided the Administrative Agent with such supplementary documentation as the Administrative Agent may reasonably request.

     11.11. OPINION OF COUNSEL.  Each of the Banks, the Administrative Agent and
            ------------------
the Collateral Agent shall have received favorable legal opinions addressed to the Banks and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Administrative Agent from counsel satisfactory to the Banks and the Administrative Agent.

     11.12. PAYMENT OF FEES. The Borrowers shall have paid to the Administrative
            ---------------
Agent the Administrative Fee and Closing Fee pursuant to ss.5.1 and all other fees due to the Administrative Agent or the Banks under the Fee Letter.

     11.13.  OTHER  DOCUMENTS.  The  Administrative  Agent  shall have  received
             ----------------
evidence satisfactory to it that the Tax Sharing Agreement, the Custodial Agreements, the Title Clearing Agreements, the Operating Agreement, the Fair Share Plus Agreement, the FRC Receivables Purchase Agreement and each document, agreement or instrument evidencing Subordinated Debt are in full force and effect as of the Closing Date and that no party thereto is in default under any of the aforementioned agreements, and all such documents shall be in form and substance satisfactory to the Banks in all respects. The Administrative Agent shall have also received an executed copy of each of the above-listed agreements together with all amendments, supplements and waivers with respect thereto.

     11.14.  REPAYMENT OF EXISTING CREDIT  AGREEMENTS.  The Borrowers shall have
             ----------------------------------------
repaid the Loans outstanding under the Existing Credit Agreements in an amount sufficient to cause compliance with the terms and conditions of this Credit Agreement.

                        12. CONDITIONS TO ALL BORROWINGS.
                            ----------------------------

     The obligations of the Banks to make any Revolving Credit Loan and of the Administrative Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     12.1.   REPRESENTATIONS   TRUE;   NO   EVENT  OF   DEFAULT.   Each  of  the
             --------------------------------------------------
representations and warranties of any of the Borrowers and their Subsidiaries and the Guarantors contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date).

     12.2.  NO LEGAL  IMPEDIMENT.  No change  shall have  occurred in any law or
            --------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the Administrative Agent to issue, extend or renew such Letter of Credit.

     12.3.  GOVERNMENTAL   REGULATION.   Each  Bank  shall  have  received  such
            -------------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     12.4.  PROCEEDINGS  AND DOCUMENTS.  All  proceedings in connection with the
            --------------------------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Administrative Agent and the Administrative Agent's Special Counsel, and the Banks, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     12.5.  BORROWING BASE REPORT. The Administrative  Agent shall have received
            ---------------------
the most recent Borrowing Base Report required to be delivered to the Administrative Agent in accordance with ss.8.4(f) and, if requested by the Administrative Agent, a Borrowing Base Report dated within five (5) days of the Drawdown Date of such Loan or of the date of issuance, extension or renewal of such Letter of Credit.

                    13. EVENTS OF DEFAULT; ACCELERATION; ETC.
                        ------------------------------------

     13.1.  EVENTS OF DEFAULT AND  ACCELERATION.  If any of the following events
            -----------------------------------
("Events of Default") shall occur:

          (a) any Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) any Borrower or any of the Guarantors shall fail to pay any interest on the Loans, the Administrative Fee, any Letter of Credit Fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) any Borrower shall fail to comply with any of its covenants contained in ss.ss.8.1, 8.2, 8.4(f), 8.5, 8.6, 8.7, 8.9, 8.12, 8.13, 8.14,
     9 or 10 hereof;

          (d) any Borrower or any of its Subsidiaries or any of the Guarantors shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.13.1) for thirty (30) days after written notice of such failure has been given to the Borrowers by the Administrative Agent;

          (e) any representation or warranty of any Borrower or any of its Subsidiaries or any of the Guarantors in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement, as such representation and warranty may be updated in writing from time to time by any Borrower or any of its

     Subsidiaries, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) any Borrower or any of its Subsidiaries or any of the Guarantors shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (g) any Borrower or any of its Subsidiaries or any of the Guarantors shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any Borrower or any of its Subsidiaries or any of the Guarantors or of any substantial part of the assets of any Borrower or any of its Subsidiaries or any of the Guarantors or shall commence any case or other proceeding relating to any Borrower or any of its Subsidiaries or any of the Guarantors under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Borrower or any of its Subsidiaries or any of the Guarantors and any Borrower or any of its Subsidiaries or any of the Guarantors shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Borrower or any of its Subsidiaries or any of the Guarantors bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Borrower or any Subsidiary of any Borrower or any of the

     Guarantors in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against any Borrower or any of its Subsidiaries or any of the Guarantors that, with other outstanding final judgments, undischarged, against any Borrower or any of its Subsidiaries or any of the Guarantors exceeds in the aggregate $1,000,000;

          (j) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt or the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part;

          (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower or any of the Guarantors party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (l) any Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $500,000, or any Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $500,000, or any of the following occurs with respect to a Guaranteed Pension Plan:
     (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), provided
                                                                        --------
     that the Administrative Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of any Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $500,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or
     (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

          (m) any Borrower or any of its Subsidiaries or any of the Guarantors shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

          (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
     (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Borrower or any of its Subsidiaries or any of the Guarantors if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect or a materially adverse effect on the business or financial condition of such Guarantor;

          (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Borrower or any of its Subsidiaries or any of the Guarantors if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of such Borrower or such Subsidiary or such Guarantor;

          (p) any Borrower or any of its Subsidiaries or any of the Guarantors shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against any Borrower or any of its Subsidiaries or any of the Guarantors, a punishment for which in any such case could include the forfeiture of any assets of such Borrower or such Subsidiary or such Guarantor included in the Borrowing Base or any assets of such

     Borrower or such Subsidiary or such Guarantor not included in the Borrowing Base but having a fair market value in excess of $200,000; or

          (q) (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the outstanding shares of common stock of FCI; or, during any period of twelve consecutive calendar months, individuals who were directors of FCI on the first day of such period shall cease to constitute a majority of the board of directors of FCI, or (ii) FCI shall at any time legally or beneficially, cease to own all of the issued and outstanding capital stock of FAC;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower; provided
                                                                        --------
that in the event of any Event of Default specified in ss.ss.13.1(g), 13.1(h) or 13.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Bank.

     13.2.  TERMINATION  OF  COMMITMENTS.  If any one or more of the  Events  of
            ----------------------------
Default specified in ss.13.1(g), ss.13.1(h) or ss.13.1(j) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrowers and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Administrative Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve any Borrower or any of its Subsidiaries or any of the Guarantors of any of the Obligations.

     13.3. REMEDIES. In case any one or more of the Events of Default shall have
           --------
occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to ss.13.1, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if
                                    -- -----
such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     13.4.   DISTRIBUTION  OF  COLLATERAL  PROCEEDS.   In  the  event  that  the
             --------------------------------------
Administrative Agent receives proceeds as contemplated by ss.2.11 or in the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a)  First,   to  the  payment  of,  or  (as  the  case  may  be)  the
     reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

          (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that (i) distributions
                                       --------  -------
     shall  be made  (A)  pari  passu  among  Obligations  with  respect  to the
                          ----  -----
     Administrative Fee payable pursuant to ss.5.1 and all other Obligations and
     (B) with respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, among the Banks pro rata, and (ii)
                                                              --- ----
     the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

          (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

          (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

                                   14. SETOFF.
                                       ------

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to any of the Borrowers and any securities or other property of any of the Borrowers in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrowers to such Bank. Each of the Banks agrees with each other Bank that (i) if an amount to be set off is to be applied to Indebtedness of the Borrowers to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (ii) if such Bank shall receive from any of the Borrowers, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims,
                                             ---  -----
subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any
                                                     --------
part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                          15. THE ADMINISTRATIVE AGENT.
                              ------------------------

     15.1. AUTHORIZATION.
           -------------

          (a) The Administrative Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, provided that no duties or
                                                  --------
     responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

          (b) The relationship between the Administrative Agent and each of the Banks is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Banks.

          (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Banks, as that term is defined in
     Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the

     Banks and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Administrative Agent.

     15.2.  EMPLOYEES  AND AGENTS.  The  Administrative  Agent may  exercise its
            ---------------------
powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

     15.3.  NO  LIABILITY.  Neither  the  Administrative  Agent  nor  any of its
            -------------
shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     15.4. NO REPRESENTATIONS.
           ------------------

          15.4.1. GENERAL. The Administrative Agent shall not be responsible for
                  -------
     the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of any Borrower or any of its Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of any Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

          15.4.2.  CLOSING  DOCUMENTATION,  ETC.  For  purposes  of  determining
                   ----------------------------
     compliance with the conditions set forth in ss.11, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Administrative Agent active upon the Borrowers' account shall have received notice from such Bank prior to the Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to such effect on or prior to the Closing Date.

     15.5. PAYMENTS.
           --------

          15.5.1.  PAYMENTS TO ADMINISTRATIVE  AGENT. A payment by the Borrowers
                   ---------------------------------
     to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Administrative Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the Administrative Agent for the
     --- ----
     account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

          15.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the
                  ------------------------------------
     Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          15.5.3.  DELINQUENT  BANKS.  Notwithstanding  anything to the contrary
                   -----------------
     contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Administrative Agent its pro
                                                                             ---
     rata share of any Loan or to purchase any Letter of Credit Participation or
     ----
     (ii) to comply with the provisions of ss.14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid
                        --- ----
     Reimbursement Obligations. The Delinquent Bank hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans
                                       --- ----
     and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement
     ---  ----
     Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     15.6.  HOLDERS OF NOTES.  The  Administrative  Agent may deem and treat the
            ----------------
payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     15.7.  INDEMNITY.  The Banks  ratably  agree hereby to  indemnify  and hold
            ---------
harmless the Administrative Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrowers as required by ss.16), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

     15.8. ADMINISTRATIVE AGENT AS BANK. In its individual capacity, Fleet shall
           ----------------------------
have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.

     15.9.  RESIGNATION.  The  Administrative  Agent  may  resign at any time by
            -----------
giving sixty (60) days prior written notice thereof to the Banks and the Borrowers. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers. If no successor Administrative Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring
Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     15.10.  NOTIFICATION  OF DEFAULTS  AND EVENTS OF DEFAULT.  Each Bank hereby
             ------------------------------------------------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this ss.15.10 or upon learning of a Default or an Event of Default in its capacity as Administrative Agent it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     15.11.  AUTHORIZATION  OF  COLLATERAL  AGENCY  AGREEMENT.  Each Bank hereby
             ------------------------------------------------
authorizes the Administrative Agent to execute and deliver the Collateral Agency Agreement on behalf of the Banks. Each Bank further authorizes the Administrative Agent and the Collateral Agent to perform their respective duties under the Collateral Agency Agreement in accordance with the terms and provisions thereof.

     15.12.  DUTIES IN THE CASE OF  ENFORCEMENT.  In case one of more  Events of
             ----------------------------------
Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (i) so requested by the Majority Banks and (ii) the Banks have provided to the Administrative Agent and/or the Collateral Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent and the Collateral Agent may reasonably request, direct the Collateral Agent to proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may request in writing that the Administrative Agent direct the Collateral Agent as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Administrative Agent and/or the Collateral Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such requests and directions, provided that the Administrative Agent need
                                    --------
not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                        16. EXPENSES AND INDEMNIFICATION.
                            ----------------------------

     16.1.  EXPENSES.  The Borrowers  agree to pay (i) the  reasonable  costs of
            --------
producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Banks (other than taxes based upon the Administrative Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (each Borrower hereby agreeing to indemnify the Administrative Agent and each Bank with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel or any local counsel to the Administrative Agent or the Arranger incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (iv) the fees, expenses and disbursements of the Administrative Agent, the Arranger or any of their affiliates incurred by the Administrative Agent, the Arranger or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Administrative Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against any Borrower or any of its Subsidiaries or any of the Guarantors or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Administrative Agent's relationship with any Borrower or any of its Subsidiaries or any of the Guarantors and (vii) all reasonable fees, expenses and disbursements of any Bank or the Administrative

Agent incurred in connection with UCC searches, UCC filings or mortgage recordings.

     16.2. INDEMNIFICATION.  Each Borrower agrees to indemnify and hold harmless
           ---------------
the Administrative Agent, the Arranger, the Banks and their respective shareholders, directors, agents, officers, subsidiaries and affiliates from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by any Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency or concentration accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any Borrower or any of its Subsidiaries or any of the Guarantors comprised in the Collateral, (iv) any Borrower or any of its Subsidiaries or any of the Guarantors entering into or performing this Credit Agreement or any of the other Loan Documents or (v) with respect to the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, except that the indemnified Person will not be entitled to indemnification for losses due to its willful misconduct or gross negligence. In litigation, or the preparation therefor, the Banks, the Arranger and the Administrative Agent and their affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this ss.16.2 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

     16.3. SURVIVAL. The covenants contained in this ss.16 shall survive payment
           --------
or satisfaction in full of all other Obligations.

               17. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.
                   ---------------------------------------------

     17.1.  SHARING OF  INFORMATION  WITH SECTION 20  SUBSIDIARY.  Each Borrower
            ----------------------------------------------------
acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to a Borrower or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a
Section 20 Subsidiary. Each Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Administrative Agent and each Bank any information delivered to such Section 20 Subsidiary by any Borrower or any of its Subsidiaries, and (b) the Administrative Agent and each Bank to share with such Section 20 Subsidiary any information delivered to the Administrative Agent or such Bank by any Borrower or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

     17.2.  CONFIDENTIALITY.  Each of the  Banks  and the  Administrative  Agent
            ---------------
agrees,  on behalf of itself and each of its  affiliates,  directors,  officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Administrative Agent, provided that nothing herein
                                                    --------
shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this ss.17, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Bank or the Administrative Agent, or to auditors or accountants, (e) to the Administrative Agent, any Bank or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Banks, the Administrative Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank as provided in ss.17.1 or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of ss.19.6.

     17.3. PRIOR NOTIFICATION.  Unless specifically prohibited by applicable law
           ------------------
or court order, each of the Banks and the Administrative Agent shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

     17.4.  OTHER.  In no event  shall any Bank or the  Administrative  Agent be
            -----
obligated or required to return any materials furnished to it or any Section 20 Subsidiary by any Borrower or any of its Subsidiaries. The obligations of each Bank under this ss.17 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of this financing signed and delivered by such Bank to the Borrowers prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.

                         18. SURVIVAL OF COVENANTS, ETC.
                             --------------------------

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any Borrower or any of its Subsidiaries or any of the Guarantors pursuant hereto shall be deemed to have been relied upon by the Banks and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Administrative Agent at any time by or on behalf of any Borrower or any of its Subsidiaries or any of the Guarantors pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary or such Guarantor hereunder.

                  19. ASSIGNMENT AND PARTICIPATION; ACCESSION.
                      ---------------------------------------

     19.1. CONDITIONS TO ASSIGNMENT AND ACCESSION BY BANKS.
           -----------------------------------------------

          (a)  Except as  provided  herein,  each Bank may assign to one or more
     Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (i) the Administrative Agent shall have given its prior written consent to such assignment, and, provided that no Event of Default has occurred or is continuing, the Borrowers shall have given their prior written consent to such assignment, all such consents not to be unreasonably withheld, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit
     Agreement, (iii) each assignment shall be in the minimum amount of $5,000,000 (or, if less, the assigning Bank's entire Commitment), and (iv) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit F hereto (an "Assignment and Acceptance"), together with any Notes
     ---------
     subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in ss.19.3, be released from its obligations under this Credit Agreement.

          (b) Except as otherwise provided herein, Eligible Assignees (each such Eligible Assignee, an "Acceding Bank") may become party to this Credit Agreement by entering into an Instrument of Accession in substantially the form of Exhibit G hereto (an "Instrument of Accession") with the Borrowers
             ---------
     and the Administrative Agent and assuming thereunder a Commitment to make Revolving Credit Loans and participate in the risk relating to the Letters of Credit pursuant to the terms hereof, and the Total Commitment shall thereupon be increased by the amount of such Acceding Bank's Commitment; provided, however, that (a) the Administrative Agent shall have given its prior written consent to such accession, and (b) in no event shall the Total Commitment be increased under any one or more of such Instruments of Accession so as to exceed, in the aggregate, $150,000,000. On the effective date specified in any Instrument of Accession, Schedule 1 hereto shall be amended by the Administrative Agent (each of the Borrowers and the Banks hereby consenting to such amendment) to reflect (a) the name, address, Commitment and Commitment Percentage of such Acceding Bank, (b) the Total Commitment as increased by such Acceding Bank's Commitment, and
     (c) the changes to the other Banks' respective Commitment Percentages and any changes to the other Banks' respective Commitments (in the event such Bank is also the Acceding Bank) resulting from such assumption and such increased Total Commitment.

     19.2. CERTAIN  REPRESENTATIONS AND WARRANTIES;  LIMITATIONS;  COVENANTS. By
           -----------------------------------------------------------------
executing and delivering an Assignment and Acceptance or Instrument of Accession, as the case may be, the parties to the assignment thereunder (or such Instrument of Accession, as the case may be) confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned (in the case of an Assignment and Acceptance) thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

          (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers and their Subsidiaries or any of the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers and their Subsidiaries or any of the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee or Acceding Bank, as the case may be, confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.7.4 and ss.8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance or Instrument of Accession, as the case may be;

          (d)  such  assignee  or  Acceding  Bank,  as the  case  may be,  will,
     independently   and  without   reliance  upon  the  assigning   Bank,   the
     Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee or Acceding Bank, as the case may be, represents and warrants that it is an Eligible Assignee;

          (f) such assignee or Acceding Bank, as the case may be, appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee or Acceding Bank, as the case may be, agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

          (h) such assignee or Acceding Bank, as the case may be, represents and warrants that it is legally authorized to enter into such Assignment and Acceptance or Instrument of Accession, as the case may be; and

          (i) such assignee or Acceding Bank, as the case may be, acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in
                                    --- ----
     respect of outstanding Letters of Credit.

     19.3.  REGISTER.  The  Administrative  Agent shall  maintain a copy of each
            --------
Assignment and Acceptance and Instrument of Accession delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

     19.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance (together
           ---------
with each Note subject to such assignment) or Instrument of Accession, as the case may be, executed by the parties thereto the Administrative Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrowers and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee or Acceding Bank, as the case may be, in an amount equal to the amount assumed by such Eligible Assignee or Acceding Bank, as the case may be, pursuant to such Assignment and Acceptance or Instrument of Accession, as the case may be, and, in the event of an assignment, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.20.4, the Borrowers shall deliver an opinion of counsel, addressed to the Banks and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrowers.

     19.5.  PARTICIPATIONS.  Each  Bank may sell  participations  to one or more
            --------------
banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided
                                                                        --------
that (i) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrowers and (ii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     19.6. DISCLOSURE.  The Borrowers agree that in addition to disclosures made
           ----------
in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
--------
participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     19.7.  ASSIGNEE  OR  PARTICIPANT  AFFILIATED  WITH  THE  BORROWERS.  If any
            -----------------------------------------------------------
assignee Bank or Acceding Bank is an Affiliate of the Borrowers, then any such assignee Bank or Acceding Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.13.1 or ss.13.2, and the determination of the Majority
Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's or Acceding Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is a Borrower or an Affiliate of a Borrower, then such transferor Bank shall promptly notify the Administrative Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.13.1 or ss.13.2 to the extent that such participation is beneficially owned by a Borrower or any Affiliate of a Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation.

     19.8. MISCELLANEOUS ASSIGNMENT PROVISIONS.  Any assigning Bank shall retain
           -----------------------------------
its rights to be indemnified pursuant to ss.16 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank or Acceding Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrowers and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this ss.19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     19.9.  ASSIGNMENT BY BORROWERS.  The Borrowers shall not assign or transfer
            -----------------------
any of their rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                                20. NOTICES, ETC.
                                    ------------

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to FCI, at 8669 Commodity Circle, Suite 300, Orlando, Florida 32819, Attention: President, Facsimile: 407-370-5286 or at such other address for notice as FCI shall last have furnished in writing to the Person giving the notice;

          (b) if to FAC, at 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada, 89117, Attention: President, Facsimile: 702-227-3258 or at such other address for notice as FAC shall last have furnished in writing to the Person giving the notice;

          (c) if to Fleet or the Administrative Agent, at 115 Perimeter Center Place, N.E., Suite 500, Atlanta, GA 30346, Attention: Paul DiVito, Managing Director, Facsimile: 770-390-8434 with a copy to the Fleet National Bank, Fleet Agency Services, 100 Federal Street, Boston, Massachusetts 02110,
     Attention: Sean M. Robinson, Facsimile: 617-346-5833, or such other address for notice as Fleet or the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

          (d) if to any Bank other than Fleet, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall
        -------- -
     have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               21. GOVERNING LAW.
                                   -------------

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF
MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF

SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.20. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  22. HEADINGS.
                                      --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                23. COUNTERPARTS.
                                    ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           24. ENTIRE AGREEMENT, ETC.
                               ---------------------

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.26.

                            25. WAIVER OF JURY TRIAL.
                                --------------------

     Each Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit
Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Borrower (i) certifies that no representative, agent or attorney of any Bank or the Administrative Agent has represented, expressly or otherwise, that such Bank or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Administrative Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     26. CONSENTS, AMENDMENTS, WAIVERS, ETC.
                         ----------------------------------

     Any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to ss.5.10.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto) may not be reduced, the amount of the Commitments of the Banks (other than changes which are contemplated by ss.19.1(b) may not be increased, and the amount of principal or fees due hereunder may not be reduced without the written consent of the Borrowers and the written consent of each Bank affected thereby; the Revolving Credit Loan Maturity Date, any Interest Payment Date or any other due date for the payment of interest, fees or principal hereunder may not be postponed without the written consent of each Bank affected thereby; this ss.26 and the definition of Majority Banks may not be amended, ss.13.1(q) may not be waived or amended, neither ss.9.3 nor ss.9.4 may be waived or amended to permit FCI to purchase shares of its capital stock, the rates set forth in subsection (c) of the definition of Borrowing Base may not be increased, without the written consent of all of the Banks; and the amount of the Administrative Fee or any Letter of Credit Fees payable for the Administrative Agent's account and ss.15 may not be amended without the written consent of the Administrative Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

                                27. SEVERABILITY.
                                    ------------

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                            28. RELEASE OF SECURITY.
                                -------------------

     (a) At such time as a purchaser of a Lot or VOI pursuant to a Base Contract has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Base Contract and has otherwise fully discharged all of such purchaser's obligations and responsibilities required to be discharged as a condition to deeding, the Administrative Agent, acting on behalf of the Banks, will cause the Collateral Agent (or its duly appointed attorney-in-fact authorized to act on its behalf), on request and appropriate certification by the Borrowers or their authorized representative, to execute and deliver, at the Borrowers' expense, such termination statements or mortgage releases, as the case may be, and to take such other actions as may be reasonably necessary to terminate and remove the Collateral Agent's underlying mortgage lien or security interest in the real estate and in the case where a purchaser has fully performed the obligations under a Base Contract, such Action as may be reasonably necessary to terminate and remove the Collateral Agent's security interest in such Base Contract.

     (b) If any of the Borrowers or Guarantors sell or otherwise transfer any assets in accordance with ss.9.5 hereof, the Administrative Agent, acting on behalf of the Banks, will cause the Collateral Agent (or its duly appointed attorney-in-fact authorized to act on its behalf), on the date that all payments made by the purchaser or transferee are deposited with the Administrative Agent at the time the receipt and application of the net cash proceeds of such sale in accordance with ss.9.5.2 hereof, to execute and deliver, at the Borrowers' expense, such termination statements, mortgage releases or subordination agreements, as the case may be, and to take such other actions, as may be reasonably necessary to subordinate or terminate and remove the Collateral Agent's mortgage or security interest in the assets being sold.

                 29. SUPERIOR RIGHTS OF BASE CONTRACT PURCHASER.
                     -------- ------ -- ---- -------- ---------

     (a) Notwithstanding any other provision contained in this Agreement, the rights of any purchaser of any Lot or VOI subject to a Base Contract shall, so long as such purchaser is not in default thereunder, be superior to those of the Administrative Agent and the Banks hereunder, and neither the Administrative Agent nor the Banks shall, so long as such purchaser is not in default thereunder, interfere with such purchaser's use and enjoyment of the Lot or VOI subject thereto.

     (b) If  pursuant to the terms of the  Security  Documents,  the  Collateral
Agent, the Administrative Agent or the Banks shall acquire any Lot or VOI subject to a Base Contract, the Administrative Agent and the Banks hereby specifically agree to release, cause to be released or convey, as the case may be, any Lot or VOI from any lien or title of the Collateral Agent, the Administrative Agent or the Banks upon the request of the party purchaser (including such party's heirs, successors and assigns) to the Base Contract and upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such purchaser under such Base Contract.

                         30. TRANSITIONAL ARRANGEMENTS.
                             -------------------------

     30.1. EXISTING CREDIT AGREEMENTS SUPERSEDED. This Agreement shall supersede
           -------------------------------------
the Existing Credit Agreements in their entirety, except as provided in this ss.30. On the Closing Date, the rights and obligations of the parties under the Existing Credit Agreements and the "Notes" as defined therein shall be subsumed within and be governed by this Agreement and the Notes; provided, however, that each of the "Revolving Credit Loans" (as such term is respectively defined in the Existing Credit Agreements) outstanding under the Existing Credit Agreements on the Closing Date shall, for purposes of this Agreement, be included as Revolving Credit Loans and each of the "Letters of Credit" (as such term is respectively defined in the Existing Credit Agreements) outstanding under the Existing Credit Agreements on the Closing Date shall be Letters of Credit.

     30.2. RETURN AND CANCELLATION OF NOTES. Upon its receipt of the Notes to be
           --------------------------------
delivered hereunder on the Closing Date, each Bank will promptly return to the Borrowers, marked "Exchanged" or "Cancelled," as applicable, the Notes of any Borrower held by such Bank pursuant to the Existing Credit Agreements, if any.

     30.3.  INTEREST AND FEES UNDER SUPERSEDED  AGREEMENT.  All interest and all
            ---------------------------------------------
commitment and other fees and expenses owing or accruing under or in respect of the Existing Credit Agreements shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid (or to the extent any of the same were paid by the Borrowers in advance, refunded) on the Closing Date and in accordance with the method specified in the Existing Credit Agreements, as if the Existing Credit Agreements were still in effect.

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                        FAIRFIELD COMMUNITIES, INC.



                                        By:/s/ Ralph E. Turner
                                           -------------------------------------
                                            Name:  Ralph E. Turner
                                            Title: Treasurer

                                        FAIRFIELD ACCEPTANCE
                                        CORPORATION-NEVADA



                                        By: /s/ Ralph E. Turner
                                           -------------------------------------
                                            Name:  Ralph E. Turner
                                            Title: President

                                        FLEET NATIONAL BANK, individually and as Administrative Agent



                                        By: /s/ Floyd P. Wiggins
                                           -------------------------------------
                                            Name:  Floyd P. Wiggins
                                            Title: Group Manager

                                        BANK ONE, N.A.,
                                        individually and as Documentation Agent



                                        By: /s/ Michael A. Hoskins
                                           -------------------------------------
                                            Name:  Michael A. Hoskins
                                            Title: Managing Director

                                        BANK ATLANTIC



                                        By: /s/ Allen L. Harvell, Jr.
                                           -------------------------------------
                                            Name:  Allen L. Harvell, Jr.
                                            Title: S.V.P.

                                        FIRST MASSACHUSETTS BANK, N.A.



                                        By: /s/ Candace A. Kelley
                                           -------------------------------------
                                            Name:  Candace A. Kelley
                                            Title: Vice President

                                        SOVEREIGN BANK



                                        By: /s/ Thomas J. Morris
                                           -------------------------------------
                                            Name:  Thomas J. Morris
                                            Title: Director